Exhibit 10.2

Execution Copy

OMNIBUS AMENDMENT AND REAFFIRMATION

OF EXISTING ANCILLARY DOCUMENTS

THIS OMNIBUS AMENDMENT AND REAFFIRMATION OF EXISTING ANCILLARY DOCUMENTS (this “Agreement”) is made as of October 30, 2015, by and among CONN’S, INC., a Delaware corporation (“Parent”), CONN APPLIANCES, INC., a Texas corporation (“CAI”), CONN CREDIT I, LP, a Texas limited partnership (“CCI”), and CONN CREDIT CORPORATION, INC., a Texas corporation (“CCCI”, and together with CAI and CCI, collectively, “Borrowers”), the Guarantors (as defined below), the financial institutions party to this Agreement from time to time as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent and Collateral Agent for the Lenders (“Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, Agent, and certain other financial institutions are party to that certain a Loan and Security Agreement, dated as of August 14, 2008 (as amended, the “2008 Loan Agreement”) which was amended and restated pursuant to that certain Amended and Restated Loan and Security Agreement dated as of November 30, 2010 among Parent, Borrowers, the financial institutions from time to time party thereto, and Bank of America, N.A. as administrative agent and collateral agent for the lenders (as amended, the “2010 Loan Agreement”) and which was further amended and restated pursuant to that certain Second Amended and Restated Loan and Security Agreement dated September 26, 2012 among Parent, Borrowers, the financial institutions from time to time party thereto, and Bank of America, N.A. as administrative agent, and collateral agent for the lenders (together with the 2008 Loan Agreement and 2010 Loan Agreement, the “Loan Agreement”);

WHEREAS, Parent, CAI Credit Insurance Agency, Inc., a Louisiana corporation (“CAI Credit”), CAI Holding Co., a Delaware corporation (“Holdings”), Conn Lending, LLC, a Delaware limited liability company (“CLL”) and CAIAIR, INC., a Delaware corporation (“CAIAIR” and, together with CAI Credit, Holdings and CLL, collectively, the “Guarantors”) executed that certain Reaffirmation of Guarantors dated as of November 25, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the “Reaffirmation of Guarantors”), which reaffirmed that certain Second Amended and Restated Continuing Guaranty dated as of September 26, 2012 and that certain Second Amended and Restated Security Agreement dated as of September 26, 2012, reaffirming that the Guarantors (as defined in the Reaffirmation of Guarantors) are guaranteeing all obligations owing by the Borrower under the Loan Agreement and the Guarantor Obligations (as defined in the Reaffirmation of Guarantors) remains secured by the security interest granted therein, and such Reaffirmation of Guarantors is attached hereto as Exhibit A;

WHEREAS, Parent, Guarantors and Agent executed that certain Second Amended and Restated Security Agreement dated as of September 26, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”), and such Security Agreement is attached hereto as Exhibit B;

WHEREAS, Parent and Agent executed that certain Amended and Restated Pledge Agreement dated as of September 26, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the “Parent Pledge Agreement”), to secure certain obligations and in consideration of advances, credit, or other financial accommodations afforded to Borrowers, by Agent and certain other secured parties, and such Parent Pledge Agreement is attached hereto as Exhibit C;

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WHEREAS, Holdings and Agent executed that certain Amended and Restated Pledge Agreement dated as of September 26, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the “Holdings Pledge Agreement”), to secure certain obligations and in consideration of advances, credit, or other financial accommodations afforded to Borrowers, by Agent and certain other secured parties, and such Holdings Pledge Agreement is attached hereto as Exhibit D;

WHEREAS, CLL and Agent executed that certain Amended and Restated Pledge Agreement dated as of September 26, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the “CLL Pledge Agreement”), to secure certain obligations and in consideration of advances, credit, or other financial accommodations afforded to Borrowers, by Agent and certain other secured parties, and such CLL Pledge Agreement is attached hereto as Exhibit E;

WHEREAS, Parent executed that certain Second Amended and Restated Memorandum and Notice of Security Interest in Intellectual Property dated as of September 26, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the “Memorandum of Security Interest in Intellectual Property”), and such Memorandum of Security Interest in Intellectual Property is attached hereto as Exhibit F;

WHEREAS, in connection herewith, the Borrowers, the Lenders, and the Agent are entering into that certain Third Amended and Restated Loan and Security Agreement dated as of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “New Loan Agreement”);

WHEREAS, the parties hereto wish to amend and reaffirm the Existing Ancillary Documents (as defined below) in the manner provided herein.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

1.	Definitions. Capitalized terms used but not defined in this Agreement shall have the meaning given to them in the New Loan Agreement. For purposes of this Agreement, the Reaffirmation of Guarantors, the Security Agreement, the Parent Pledge Agreement, the Holdings Pledge Agreement, the CLL Pledge Agreement, the Memorandum of Security Interest in Intellectual Property Copyright Security Agreement, and all documents executed in connection with each of the foregoing (but excluding, however, the Loan Agreement), are referred to as the “Existing Ancillary Documents” and each is referred to as an “Existing Ancillary Document”. All references to the singular shall be deemed to include the plural and vice versa where the context so requires.

2.	Amendments to Existing Ancillary Documents.

2.1 Ratification of Existing Ancillary Documents. Parent, Guarantors and each Borrower hereby reaffirms, ratifies, and confirms their respective payment and performance obligations under (a) the Loan Agreement, as amended and restated by the New Loan Agreement, and (b) each of the Existing Ancillary Documents, in each case, to which such Person is a party.

2.2 Certain References in Existing Ancillary Documents Deemed Amended. The parties hereto hereby acknowledge and agree that all references to the Loan Agreement in the Existing Ancillary Documents are hereby deemed to be references to the New Loan Agreement, and that any reference to an Existing Ancillary Document in any Existing Ancillary Document is hereby deemed to be a reference to such Existing Ancillary Document as amended by this Agreement.

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3.	Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of the conditions precedent set forth in Section 6 of the New Loan Agreement.

4.	Representations and Warranties. Parent, Guarantors and each Borrower represent and warrant that:

4.1 The execution, delivery, and performance by such Borrower and such Guarantor of this Agreement have been duly authorized by all necessary company action required on its part, if applicable, and this Agreement is a legal, valid, and binding obligation of such Borrower and such Guarantor, enforceable against such Borrower and such Guarantor in accordance with its terms except as the enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and (b) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

4.2 Each representation and warranty contained in the Loan Documents to which such Borrower is a party is true and correct in all respects as of the date hereof, after giving effect to this Agreement.

4.3 Neither the execution, delivery, and performance of this Agreement by such Borrower or such Guarantor nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (a) any provision of such Borrower’s or such Guarantor’s certificate or articles of incorporation or formation and bylaws or operating agreement, as appropriate and if applicable, (b) any law or regulation, or any order or decree of any court or government instrumentality applicable to such Borrower or such Guarantor, or (c) any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which such Borrower or such Guarantor is a party or by which such Borrower or such Guarantor or any of its property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to the Agent on or before the date hereof.

4.4 No Default or Event of Default has occurred and is continuing.

5.	Successors and Assigns. This Agreement shall be binding upon each of the Borrowers and Guarantors and upon their respective successors and assigns and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns. All references herein to a Borrower or a Guarantor shall be deemed to include the successors and assigns of such Borrower or such Guarantor as applicable. The successors and assigns of the Borrowers and Guarantors shall include, without limitation, their respective receivers, trustees, and debtors-in-possession.

6.	Further Assurances. Each Borrower and each Guarantor hereby agrees from time to time, as and when requested by the Agent or any Lender, to execute and deliver or cause to be executed and delivered all such documents, instruments, and agreements and to take or cause to be taken such further or other action as the Agent or such Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement and the other Loan Documents.

7.	Loan Document. This Agreement shall be deemed to be a “Loan Document” for all purposes under the New Loan Agreement.

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8.	GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

9.	Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.

10.	Entire Agreement. Time is of the essence of this Agreement. This Agreement and the Loan Documents constitutes the entire contract among the parties relating to the subject matter hereof, and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

11.	Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when all conditions set forth in Section 3 have been met and the Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

12.	Costs and Expenses. The Borrowers agree to reimburse Agent and Lenders for all fees, costs and expenses, including the reasonable and documented fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Agreement.

13.	Reference to and Effect Upon the Existing Ancillary Documents. The Loan Documents, including without limitation the Existing Ancillary Documents, shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed. The execution, delivery, and effectiveness of this Agreement shall not operate as a waiver of any right, power, or remedy of Agent or any Lender under any of the Loan Documents, including without limitation the Existing Ancillary Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents, including without limitation the Existing Ancillary Documents. Upon the effectiveness of this Agreement, each reference in the Existing Ancillary Documents to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to such Existing Ancillary Document as amended hereby.

14.	Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

Balance of Page Intentionally Left Blank

- Signature Pages Follow -

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PARENT:

CONN’S, INC., a Delaware corporation

By:	/s/ Thomas R. Moran
Thomas R. Moran
Executive Vice President and Chief Financial Officer

BORROWERS:

CONN APPLIANCES, INC., a Texas corporation

By:	/s/ Thomas R. Moran
Thomas R. Moran
Executive Vice President and Chief Financial Officer

CONN CREDIT I, LP, a Texas limited partnership

By:	Conn Credit Corporation, Inc., a Texas corporation, its sole general partner

By:	/s/ Thomas R. Moran
Thomas R. Moran
Executive Vice President and Chief Financial Officer

CONN CREDIT CORPORATION, INC., a Texas corporation

By:	/s/ Thomas R. Moran
Thomas R. Moran
Executive Vice President and Chief Financial Officer

Omnibus Amendment and Reaffirmation of Existing Ancillary Documents

Signature Page

GUARANTORS:

CAI CREDIT INSURANCE AGENCY, INC., a Louisiana corporation

By:	/s/ Thomas R. Moran
Thomas R. Moran
Executive Vice President and Chief Financial Officer

CAI HOLDING CO., a Delaware corporation

By:	/s/ Thomas R. Moran
Thomas R. Moran
Executive Vice President and Chief Financial Officer

CONN LENDING, LLC a Delaware limited liability company

By:	/s/ Mary S. Stawikey
Mary S. Stawikey
President and Secretary

CAIAIR, INC., a Delaware corporation

By:	/s/ Thomas R. Moran
Thomas R. Moran
Executive Vice President and Chief Financial Officer

Omnibus Amendment and Reaffirmation of Existing Ancillary Documents

Signature Page

BANK OF AMERICA, N.A., as Agent and Lender

By:	/s/ Carlos Gil
Name:	Carlos Gil
Title:	Senior Vice President

Omnibus Amendment and Reaffirmation of Existing Ancillary Documents

Signature Page

EXHIBIT A

Reaffirmation of Guarantors

See attached.

REAFFIRMATION OF GUARANTORS

This REAFFIRMATION OF GUARANTORS (this “Reaffirmation”) is made and dated as of the 25th day of November, 2013, by the undersigned (“Guarantors”) in favor of Agent and Lenders (as defined below).

RECITALS

WHEREAS, Guarantors have previously executed that certain Second Amended and Restated Continuing Guaranty, dated as of September 26, 2012 (as amended from time to time, the “Guaranty”), in favor of Bank of America, N. A. a national banking association, in its capacity as agent for Lenders (as defined below) (in such capacity, “Agent”), respecting the obligations of Conn Appliances, Inc., a Texas corporation (“CAI”), Conn Credit I, LP, a Texas limited partnership (“CCI”), and Conn Credit Corporation, Inc. (“CCCI” and, together with CAI and CCI, each a “Borrower”, and collectively, the “Borrowers”), arising under that certain Second Amended and Restated Loan and Security Agreement, dated as of September 26, 2012, by and among Borrowers, the financial institutions from time to time party thereto (collectively, “Lenders”) and Agent (as from time to time amended, restated, supplemented or othewise modified, the “Loan Agreement”);

WHEREAS, Guarantors also previously executed that certain Second Amended and Restated Security Agreement, dated as of September 26, 2012 (as from time to time amended, restated, supplemented or othewise modified, the “Security Agreement”), granting to Agent for the benefit of the Lenders, a security interest in its assets as set forth therein, to secure its obligations to Agent and the Lenders under the Guaranty;

WHEREAS, contemporaneously herewith Borrowers, Agent and Lenders are entering into that certain First Amendment to Second Amended and Restated Loan and Security Agreement, dated as of even date herewith (the “Amendment”; all initially capitalized terms used, but not defined herein shall have the meaning ascribed to such terms in the Loan Agreement), which amends the Loan Agreement;

WHEREAS, Guarantors wish to reaffirm the Guaranty and Security Agreement and clarify that, (i) pursuant to the terms of the Guaranty, Guarantors are guaranteeing all obligations (the “Guarantor Obligations”) owing by Borrowers under the Loan Agreement, and (ii) pursuant to the terms of the Security Agreement, the Guarantor Obligations remains secured by the security interest granted therein.

NOW, THEREFORE, Guarantors hereby agree as follows:

1. Receipt of Loan Agreement. Guarantors represent and warrant that they have received a copy of the Loan Agreement and hereby acknowledge the terms and provisions of the same.

2. Reaffirmation. Each Guarantor hereby (i) represents and warrants to Agent and Lenders that the execution, delivery, and performance of this Reaffirmation are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority or of any contract or undertaking to which such Guarantor is a party or by which any of the properties of such Guarantor may be bound or affected; (ii) consent to the amendment of the Loan Agreement by the Amendment; (iii) acknowledge and reaffirm all obligations owing by such Guarantor to Agent and Lenders under any Loan Document to which it is a party; (iv) agree that each Loan Document to which such Guarantor is a party (including the Guaranty and Security Agreement) is and shall remain in full force and effect; (v) agrees that such Guarantor is guaranteeing Borrowers’ Obligations under (and defined in) the Loan Agreement as the same may be amended, supplemented,

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modified, or amended and restated from time to time, (vi) agrees that the obligations of such Guarantor under the Guaranty continue to be secured by the security interest granted under the Security Agreement, and (vi) ratifies and confirms its consent to any previous amendments, modifications or supplements to the Loan Agreement. Although each of the undersigned have been informed of the matters set forth in the Loan Agreement and has acknowledged and agreed to same, each of the undersigned understands that Agent and Lenders shall have no obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgement or agreement to future amendments or modifications, and nothing herein shall create such a duty.

3. Definition of Agreement. Guarantors hereby acknowledge, accept and agree that the terms “Loan Agreement” and “Loan Documents”, as used in the Guaranty or Security Agreement, shall hereinafter mean, respectively, the Loan Agreement, as the same may be amended, supplemented, modified, or amended and restated from time to time and Loan Documents as such term is defined in the Loan Agreement.

4. Counterparts. This Reaffirmation may be executed in any number of counterparts and by different parties on separate counterparts, including by facsimile signature, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Reaffirmation.

[Signature page(s) to follow.]

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IN WITNESS WHEREOF, each of the undersigned has caused this Reaffirmation to be executed as of the day and year first above written.

CONN’S, INC., a Delaware corporation

By:	/s/ Brian E. Taylor
Name:	Brian E. Taylor
Title:	Vice President, Chief Financial
Officer and Treasurer
Address:
4055 Technology Forest Drive
The Woodlands, TX 77381

CAI CREDIT INSURANCE AGENCY, INC., a Louisiana corporation

By:	/s/ Brian E. Taylor
Name:	Brian E. Taylor
Title:	Chief Financial Officer
Address:
4055 Technology Forest Drive
The Woodlands, TX 77381

CAI HOLDING CO., a Delaware corporation

By:	/s/ Brian E. Taylor
Name:	Brian E. Taylor
Title:	Chief Financial Officer and Treasurer
Address:
4055 Technology Forest Drive
The Woodlands, TX 77381

REAFFIRMATION OF GUARANTORS

CONN LENDING, LLC, a Delaware limited liability company

By:	/s/ Mary S. Stawikey
Name:	Mary S. Stawikey
Title:	President
Address:
103 Foulk Rd., Ste 202
Wilmington, DE 19803

CAIAIR, INC., a Delaware corporation

By:	/s/ Brian E. Taylor
Name:	Brian E. Taylor
Title:	Chief Financial Officer and Treasurer
Address:
4055 Technology Forest Drive
The Woodlands, TX 77381

REAFFIRMATION OF GUARANTORS

EXHIBIT B

Security Agreement

See attached.

SECOND AMENDED AND RESTATED

SECURITY AGREEMENT

This SECOND AMENDED AND RESTATED SECURITY AGREEMENT (as amended from time to time, this “Security Agreement”), dated as of September 26, 2012, is entered into by and among CONN’S, INC., a Delaware corporation (“Parent”), CAI HOLDING CO., a Delaware corporation (“CAIH”), CAI CREDIT INSURANCE AGENCY, INC., a Louisiana corporation (“CAIC”), CONN LENDING, LLC, a Delaware limited liability company (“CLL”), and CAIAIR, INC., a Delaware corporation (“CAIAIR”; together with Parent, CAIH, CAIC, and CLL collectively the “Existing Grantors”) (the Existing Grantors are sometimes individually referred to herein as “Grantor” and collectively as “Grantors”), collectively, on one hand, and BANK OF AMERICA, N.A., in its capacity as Agent for Lenders (as hereinafter defined) (in such capacity, “Agent”), on the other hand, in light of the following facts:

R E C I T A L S:

WHEREAS, pursuant to that certain Second Amended and Restated Loan and Security Agreement dated as of the date hereof (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Loan Agreement”), by and among Parent, Conn Appliances, Inc., a Texas corporation (“CAI”), Conn Credit I, LP, a Texas limited partnership (“CCI”), and Conn Credit Corporation, Inc., a Texas corporation (“CCCI”, and together with CAI and CCI, collectively, “Borrowers”), the financial institutions from time to time party thereto as lenders (collectively, “Lenders”), Agent, as administrative agent and collateral agent for the Lenders, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as book runner and lead arranger for the Lenders, the Lenders have agreed to provide certain financial accommodations to Borrowers;

WHEREAS, each Existing Grantor previously agreed to guaranty the Obligations (as defined in the Loan Agreement) pursuant to an Amended and Restated Continuing Guaranty dated as the date thereof (as from time to time amended, restated, supplemented or otherwise modified, the “Guaranty”) and also agreed to grant a continuing Lien (as hereinafter defined) on the Collateral (as hereinafter defined) to secure its obligations under the Guaranty pursuant to that certain Amended and Restated Security Agreement dated November 30, 2010 (the “Prior Security Agreement”);

WHEREAS, Grantors have agreed to amend and restate the Prior Security Agreement in its entirety in accordance with the terms and conditions of this Security Agreement.

NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties agree as follows:

1. DEFINED TERMS. The following terms shall have the following respective meanings:

Agent Indemnitees: Agent and its officers, directors, employees, Affiliates, and agents.

Affiliate: with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have correlative meanings.

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Applicable Law: all laws, rules, regulations and governmental guidelines applicable to the Person, conduct, transaction, agreement or matter in question, including all applicable statutory law, common law and equitable principles, and all provisions of constitutions, treaties, statutes, rules, regulations, orders and decrees of Governmental Authorities.

Bank of America Indemnitees: Bank of America, N.A. and its officers, directors, employees, Affiliates, and agents.

Collateral: has the meaning set forth in Section 2.

Governmental Authority: any federal, state, municipal, foreign or other governmental department, agency, commission, board, bureau, court, tribunal, instrumentality, political subdivision, or other entity or officer exercising executive, legislative, judicial, regulatory or administrative functions for or pertaining to any government or court, in each case whether associated with the United States, a state, district or territory thereof, or a foreign entity or government.

Indemnitees: Agent Indemnitees, Lender Indemnitees, Issuing Bank Indemnitees and Bank of America Indemnitees.

Intellectual Property: all intellectual and similar Property of a Person, including inventions, designs, patents, copyrights, trademarks, service marks, trade names, trade secrets, confidential or proprietary information, customer lists, know-how, software and databases; all embodiments or fixations thereof and all related documentation, applications, registrations and franchises; all licenses or other rights to use any of the foregoing; and all books and records relating to the foregoing.

Issuing Bank Indemnitees: Issuing Bank (as defined in the Loan Agreement) and its officers, directors, employees, Affiliates, and agents.

Lender Indemnitees: Lenders and their officers, directors, employees, Affiliates, and agents.

Lien: any Person’s interest in Property securing an obligation owed to, or a claim by, such Person, whether such interest is based on common law, statute or contract, including liens, security interests, pledges, hypothecations, statutory trusts, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Property.

Lien Waiver: an agreement, in form and substance satisfactory to Agent, by which (a) for any material Collateral located on leased premises, the lessor waives or subordinates any Lien it may have on the Collateral, and agrees to permit Agent to enter upon the premises and remove the Collateral or to use the premises to store or dispose of the Collateral; (b) for any Collateral held by a warehouseman, processor, shipper, customs broker or freight forwarder, such Person waives or subordinates any Lien it may have on the Collateral, agrees to hold any Documents in its possession relating to the Collateral as agent for Agent, and agrees to deliver the Collateral to Agent upon request; (c) for any Collateral held by a repairman, mechanic or bailee, such Person acknowledges Agent’s Lien, waives or subordinates any Lien it may have on the Collateral, and agrees to deliver

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the Collateral to Agent upon request; and (d) for any Collateral subject to a licensor’s Intellectual Property rights, the licensor grants to Agent the right, vis-à-vis such licensor, to enforce Agent’s Liens with respect to the Collateral, including the right to dispose of it with the benefit of the Intellectual Property, whether or not a default exists under any applicable license.

Property: any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

Secured Obligations: all indebtedness, liabilities and other obligations of each Grantor arising under the Guaranty, including, without limitation, the “Guaranteed Obligations” (as defined in the Guaranty), whether for principal, interest, reasonable fees, or reasonable out-of-pocket expenses or otherwise, and all obligations of any Grantor now or hereafter existing under this Security Agreement.

UCC: the Uniform Commercial Code as in effect in the State of California or, when the laws of any other jurisdiction govern the perfection or enforcement of any Lien, the Uniform Commercial Code of such jurisdiction.

All other capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein, including: “Account,” “Chattel Paper,” “Commercial Tort Claim,” “Deposit Account,” “Document,” “Equipment,” “General Intangibles,” “Goods,” “Instrument,” “Inventory,” “Investment Property,” “Letter-of-Credit Right” and “Supporting Obligation.”

2. GRANT OF LIEN. As security for all Secured Obligations, each Grantor hereby grants to Agent, for the benefit of Agent and the Lenders, a continuing security interest in, Lien on, assignment of and right of set-off against, such Grantor’s right, title, and interest in and to all of the following Property and assets of such Grantor, whether now owned or existing or hereafter acquired or arising, regardless of where located (the “Collateral”):

(a) all Accounts;

(b) all Chattel Paper, including electronic chattel paper;

(c) all Commercial Tort Claims;

(d) all Deposit Accounts;

(e) all Documents;

(f) all General Intangibles, including Intellectual Property;

(g) all Goods, including Inventory, Equipment and fixtures;

(h) all Instruments;

(i) all Investment Property;

(j) all Letter-of-Credit Rights;

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(k) all Supporting Obligations;

(l) all monies, whether or not in the possession or under the control of Agent, a Lender, or a bailee or Affiliate of Agent or a Lender;

(m) all accessions to, substitutions for, and all replacements, products, and cash and non-cash proceeds of the foregoing, including proceeds of and unearned premiums with respect to insurance policies, and claims against any Person for loss, damage or destruction of any Collateral; and

(n) all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs and computer records) pertaining to the foregoing.

3. PERFECTION AND PROTECTION OF SECURITY INTEREST.

(a) Each Grantor shall, at its expense, perform all steps requested by Agent at any time to perfect, maintain, protect, and enforce Agent’s Liens, including: (i) executing, delivering and/or filing and recording of the any agreements and filing financing or continuation statements, and amendments thereof, in form and substance satisfactory to Agent; and (ii) delivering to Agent the originals of all Instruments, Documents, and tangible Chattel Paper, and all other Collateral in such Grantor’s possession of which Agent determines it should have physical possession in order to perfect or protect Agent’s Lien therein, duly pledged, endorsed, or assigned to Agent without restriction.

(b) Each Grantor shall hold all Collateral consisting of negotiable Documents, certificated securities (accompanied by stock papers executed in blank), Chattel Paper and Instruments as a custodian for the benefit of Agent.

(c) Upon request by Agent, each Grantor shall obtain or use its commercially reasonable efforts to obtain Lien Waivers with respect to the Collateral.

(d) Each Grantor shall obtain authenticated control agreements from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for such Grantor.

(e) Each Grantor shall take all steps necessary to grant Agent control of all electronic chattel paper in accordance with the UCC and all “transferable records” as defined in the Uniform Electronic Transactions Act.

(f) Promptly upon request, Grantors shall deliver such instruments, assignments, title certificates, or other documents or agreements, and shall take such actions, as Agent deems appropriate under Applicable Law to evidence or perfect its Lien on any Collateral, or otherwise to give effect to the intent of this Security Agreement. Each Grantor authorizes Agent to file any financing statement that indicates the Collateral as “all assets” or “all personal property” of such Grantor, or words to similar effect, and ratifies any action taken by Agent before the Closing Date (as defined in the Loan Agreement) to effect or perfect its Lien on any Collateral.

(g) Grantors shall promptly notify Agent in writing if any Grantor has a Commercial Tort Claim (other than, as long as no Default or Event of Default exists, a Commercial Tort Claim for less than $500,000) and, upon Agent’s request, shall promptly take such actions as Agent deems appropriate to confer upon Agent (for the benefit of the Lenders) a duly perfected, first priority Lien upon such claim.

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(h) So long as the Guaranty is in effect and until all Secured Obligations have been fully satisfied, Agent’s Liens shall continue in full force and effect in all Collateral.

(i) Except as set forth in the Loan Agreement, no Grantor shall merge, combine or consolidate with any Person, or liquidate, wind up its affairs or dissolve itself, in each case whether in a single transaction or in a series of related transactions, except for mergers or consolidations into a Borrower; change its name or conduct business under any fictitious name; change its tax, charter or other organizational identification number; or change its form or state of organization.

4. LOCATION OF COLLATERAL.

(a) Each Grantor represents and warrants to Agent and the Lenders that Schedule 4 is a correct and complete list of the location of such Grantor’s chief executive office, the location of its books and records, the locations of the Collateral, and the locations of all of its other places of business; and

(b) Each Grantor covenants and agrees that it:

(i) shall at all times keep the Collateral at its business locations set forth in Schedule 4, except that Grantors may move Collateral to another location in the United States, upon 30 days prior written notice to Agent;

(ii) will not otherwise change or add to any of such locations, except as otherwise expressly permitted in this Security Agreement or in the Loan Agreement; or

(iii) will not change the location of its chief executive office from the location identified in Schedule 4, unless it gives Agent at least 30 days’ prior written notice thereof.

5. CORPORATE NAMES; JURISDICTION OF ORGANIZATION. Each Grantor represents and warrants to Agent and the Lenders and agrees with Agent and the Lenders that: (a) each Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) each Grantor is duly qualified, authorized to do business and in good standing as a foreign corporation in each jurisdiction where failure to be so qualified could reasonably be expected to have a Material Adverse Effect; and (c) except as listed on Schedule 5, during the 5 years preceding the Closing Date, no Grantor has been known as or used any corporate, fictitious or trade names, has been the surviving corporation of a merger or combination, or has acquired any substantial part of the assets of any Person.

6. TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL. Each Grantor represents and warrants to Agent and the Lenders and agrees with Agent and the Lenders that: (a) each Grantor has good and indefeasible title to (or valid leasehold interests in) all of its Property, including all Property reflected in any financial statements delivered to Agent or Lenders, in each case free of Liens except Permitted Liens and minor defects in title to its real estate that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purpose. Each Grantor has paid and discharged all lawful claims that, if

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unpaid, could become a Lien on its Properties, other than Permitted Liens. All Liens of Agent in the Collateral are perfected, first priority Liens, subject only to Permitted Liens. No Grantor shall sell, transfer or otherwise dispose of any of its real or personal Property except as necessary in the ordinary course of any Grantor’s business.

7. ACCESS AND EXAMINATION. Subject to the limitations set forth in the Loan Agreement, Agent may at all reasonable times during regular business hours have access to, examine, make extracts from or copies of and inspect any or all of each Grantor’s records, files, and books of account and the Collateral, and discuss each Grantor’s affairs with such Grantor’s officers and management. Each Grantor will deliver to Agent any instrument necessary for Agent to obtain records from any service bureau maintaining records for such Grantor. Agent may, without expense to Agent, use such of the Grantors’ respective personnel, supplies, and real estate as may be reasonably necessary for maintaining or enforcing Agent’s Liens. Agent shall have the right, at any time, in Agent’s name or in the name of a nominee of Agent, to verify the validity, amount or any other matter relating to the Accounts, Inventory, or other Collateral, by mail, telephone, or otherwise.

8. ACCOUNTS. Each Grantor hereby represents and warrants to Agent and the Lenders, with respect to such Grantor’s Accounts, that each existing Account represents, and each future Account will represent, a bona fide obligation of the account debtor with respect thereto and is and will be for a liquidated amount payable by the account debtor thereon.

9. COLLECTION OF ACCOUNTS; PAYMENTS.

(a) Grantors shall make collection of all Accounts and other Collateral for Agent, shall receive all payments as Agent’s trustee, and shall immediately deliver all payments in their original form duly endorsed in blank into a Dominion Account. Agent or Agent’s designee may, at any time after the occurrence of an Event of Default, notify Account Debtors that the Accounts have been assigned to Agent and of Agent’s Lien therein, and may collect them directly and charge the collection costs and expenses to the Loan Account as a Revolving Loan.

(b) If sales of any Grantor’s Inventory are made or services are rendered for cash, the Grantors shall immediately deposit into a Dominion Account the cash which such Grantor receives.

(c) All payments including immediately available funds received by Agent at a bank account designated by it, will be Agent’s sole property for its benefit and the benefit of the Lenders.

10. INVENTORY. Each Grantor represents and warrants to Agent and the Lenders and agrees with Agent and the Lenders that all of the Inventory owned by such Grantor is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of such Grantor’s business, and is and will be fit for such purposes subject to ordinary wear and tear. Each Grantor will keep its Inventory in good and marketable condition, except for damaged or defective goods arising in the ordinary course of such Grantor’s business.

11. EQUIPMENT. Each Grantor represents and warrants to Agent and the Lenders and agrees with Agent and the Lenders that all of the Equipment owned by such Grantor is and will be used or held for use in such Grantor’s business, and is and will be fit for such purposes subject to ordinary wear and tear. Each Grantor shall keep and maintain its Equipment in good operating

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condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof. No Grantor will, without Agent’s prior written consent, alter or remove any identifying symbol or number on any of such Grantor’s Equipment constituting Collateral.

12. DOCUMENTS, INSTRUMENTS, AND CHATTEL PAPER. Each Grantor represents and warrants to Agent and the Lenders that (a) all Documents, Instruments, and Chattel Paper describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine, and (b) all goods evidenced by such Documents, Instruments, Letter of Credit Rights and Chattel Paper are and will be owned by such Grantor, free and clear of all Liens other than Permitted Liens. If any Grantor retains possession of any Chattel Paper or Instruments with Agent’s consent, such Chattel Paper and Instruments shall be marked with the following legend: “This instrument or agreement is assigned as collateral to Bank of America, N.A.”

13. RIGHT TO CURE. Agent may, in its discretion, pay any amount or do any act required of any Grantor hereunder in order to preserve, protect, maintain or enforce the Secured Obligations, the Collateral or Agent’s Liens therein, and which such Grantor fails to pay or do, including payment of any judgment against such Grantor, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord’s or bailee’s claim, and any other Lien upon or with respect to the Collateral. Any payment made or other action taken by Agent under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

14. POWER OF ATTORNEY. Each Grantor hereby irrevocably constitutes and appoints Agent (and all Persons designated by Agent) as such Grantor’s true and lawful attorney (and agent-in-fact) for the purposes provided in this Section. Agent, or Agent’s designee, may, without notice and in either its or a Grantor’s name, but at the cost and expense of Grantor, during the existence of an Event of Default:

(a) Endorse a Grantor’s name on any payment item or other proceeds of Collateral (including proceeds of insurance) that come into Agent’s possession or control; and

(b) (i) notify any account debtors of the assignment of their Accounts, demand and enforce payments on Accounts, by legal proceedings or otherwise, and generally exercise any rights and remedies with respect to Accounts; (ii) settle, adjust, modify, compromise, discharge or release any claims with respect to amounts due on Accounts or other Collateral, or any legal proceedings brought to collect on Accounts or other Collateral; (iii) sell or assign any Account and other Collateral upon such terms, for such amounts and at such times as Agent deems advisable; (iv) take control, in any manner, of any proceeds of Collateral; (v) prepare, file and sign a Grantor’s name to a proof of claim or other document in a bankruptcy of a account debtor, or to any notice, assignment or satisfaction of Lien or similar document; (vi) receive, open and dispose of mail addressed to a Grantor, and notify postal authorities to change the address for delivery thereof to such address as Agent may designate; (vii) endorse any Chattel Paper, Document, Instrument, invoice, freight bill, bill of lading, or similar document or agreement relating to any Account, Inventory or other Collateral; (viii) use a Grantor’s stationery and sign its name to verifications of Accounts and notices to account debtors; (ix) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to any Collateral; (x) make and adjust claims under policies of insurance; (xi) take any action as may be necessary or appropriate to obtain payment under any letter of credit or banker’s acceptance for which a Grantor is a beneficiary; and (xii) take all other actions as Agent deems appropriate to fulfill any Grantor’s obligations hereunder or under the Guaranty.

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15. AGENT’S AND LENDERS’ RIGHTS, DUTIES AND LIABILITIES.

(a) Each Grantor assumes all responsibility and liability arising from or relating to the use, sale, license or other disposition of the Collateral. The Secured Obligations shall not be affected by any failure of Agent or any Lender to take any steps to perfect Agent’s Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Grantor from any of the Secured Obligations. Following the occurrence and during the continuation of an Event of Default, Agent may (but shall not be required to), without notice to or consent from any Grantor, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Grantor for the Secured Obligations or under the Guaranty or any other agreement now or hereafter existing between Agent and/or any Lender and any Grantor.

(b) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under each of its contracts and each of its licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Except as required by Applicable Law, neither Agent nor any Lender shall have any obligation or liability under any contract or license by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any contract or license pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(c) Agent may at any time after a Default or an Event of Default has occurred and is continuing (or if any rights of set-off (other than set-offs against an Account arising under the contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to Grantors, notify account debtors, and other Persons obligated on the Collateral that Agent has a Lien therein, and that payments shall be made directly to Agent, for itself and the benefit of Lenders. Upon the request of Agent, Grantor shall so notify account debtors and other Persons obligated on Collateral. Once any such notice has been given to any account debtor or other Person obligated on the Collateral, no Grantor shall give any contrary instructions to such account debtor or other Person without Agent’s prior written consent.

(d) Agent may at any time in Agent’s own name or in the name of any Grantor communicate with such Grantor’s account debtors, parties to such Grantor’s contracts and obligors in respect of such Grantor’s Instruments to verify with such Persons, to Agent’s satisfaction, the existence, amount and terms of such Grantor’s Accounts, payment intangibles, Instruments or Chattel Paper. If a Default or Event of Default shall have occurred and be continuing, each Grantor, at its

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own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Agent and each Lender at any time and from time to time promptly upon Agent’s request the following reports with respect to such Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Agent may request. Each Grantor, at its own expense, shall deliver to Agent the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

16. PATENT, TRADEMARK AND COPYRIGHT COLLATERAL. Each Grantor owns or has the lawful right to use all Intellectual Property necessary for the conduct of its business, without conflict with any rights of others except for any such conflict of infringement that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. There is no pending or, to any Grantor’s knowledge, threatened claim against the Intellectual Property with respect to such Grantor or any of such Grantor’s Property (including any Intellectual Property). No Grantor pays or owes any royalty or other compensation to any Person with respect to any Intellectual Property. All Intellectual Property owned, used or licensed by, or otherwise subject to any interests of, Parent or its Subsidiaries is shown on Schedule 16.

17. INDEMNIFICATION. EACH GRANTOR SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEES AGAINST ANY CLAIMS THAT MAY BE INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE, INCLUDING CLAIMS ARISING FROM THE NEGLIGENCE OF AN INDEMNITEE. In no event shall any party hereto have any obligation hereunder to indemnify or hold harmless an Indemnitee with respect to a claim that is determined in a final, non-appealable judgment by a court of competent jurisdiction to result from the gross negligence or willful misconduct of such Indemnitee.

18. LIMITATION ON LIENS ON COLLATERAL. No Grantor will create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of Agent and Lenders in and to any of such Grantor’s rights under the Collateral against the claims and demands of all Persons whomsoever.

19. NOTICE REGARDING COLLATERAL. Each Grantor will advise Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Liens) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a Material Adverse Effect.

20. REMEDIES; RIGHTS UPON DEFAULT.

(a) If any Event of Default shall have occurred and be continuing, Agent may exercise any other rights or remedies afforded under any agreement, by law, at equity or otherwise, including the rights and remedies of a secured party under the UCC. Such rights and remedies include the rights to (i) take possession of any Collateral; (ii) require Grantors to assemble Collateral, at Grantors’ expense, and make it available to Agent at a place designated by Agent; (iii) enter any premises where Collateral is located and store Collateral on such premises until sold (and if the premises are owned or leased by a Grantor, Grantors agree not to charge for such storage); and (iv) sell or otherwise dispose of any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale, with such notice as may be required by Applicable Law, in lots or in bulk, at such locations, all as Agent, in its sole discretion, deems

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advisable. Each Grantor agrees that 10 days notice of any proposed sale or other disposition of Collateral by Agent shall be reasonable. Agent shall have the right to conduct such sales on any Grantor’s premises, without charge, and such sales may be adjourned from time to time in accordance with Applicable Law. Agent shall have the right to sell, lease or otherwise dispose of any Collateral for cash, credit or any combination thereof, and Agent may purchase any Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of the purchase price, may set off the amount of such price against the Secured Obligations.

(b) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

(c) All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings of Grantors contained in this Security Agreement or any other the Loan Documents are cumulative and not in derogation or substitution of each other. In particular, the rights and remedies of Agent and Lenders are cumulative, may be exercised at any time and from time to time, concurrently or in any order, and shall not be exclusive of any other rights or remedies that Agent and Lenders may have, whether under any agreement, by law, at equity or otherwise.

(d) The failure or delay of Agent or any Lender to require strict performance by Grantors with any terms of this Security Agreement or the Loan Documents, or to exercise any rights or remedies with respect to Collateral or otherwise, shall not operate as a waiver thereof nor as establishment of a course of dealing. All rights and remedies shall continue in full force and effect until Full Payment of all Secured Obligations.

21. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY. Except as is prohibited by an existing and enforceable anti-assignment provision (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law or principles of equity), Agent is hereby granted an irrevocable, non-exclusive license or other right to use, license or sub-license (without payment of royalty or other compensation to any Person) any or all Intellectual Property of Grantors, computer hardware and software, trade secrets, brochures, customer lists, promotional and advertising materials, labels, packaging materials and other Property, in advertising for sale, marketing, selling, collecting, completing manufacture of, or otherwise exercising any rights or remedies with respect to, any Collateral. Each Grantor’s rights and interests under Intellectual Property shall inure to Agent’s benefit.

22. LIMITATION ON AGENT’S AND LENDERS’ DUTY IN RESPECT OF COLLATERAL. Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

23. MISCELLANEOUS.

(a) Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any

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significant part of such Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(b) Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Guaranty.

(c) Severability. Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Security Agreement shall remain in full force and effect.

(d) Termination of this Security Agreement. This Security Agreement shall terminate only upon the payment in full of all Secured Obligations.

(e) Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of Grantors, Agent, Lenders, and their respective successors and assigns, except that (a) no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement; and (b) any assignment by a Lender must be made in compliance with Section 13.3 of the Loan Agreement.

(f) Counterparts. This Security Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Security Agreement shall become effective when Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of this Security Agreement by telecopy shall be effective as delivery of a manually executed counterpart of such agreement.

(g) Governing Law.

(i) GOVERNING LAW. THIS SECURITY AGREEMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

(h) Consent to Forum; Arbitration.

(i) Forum. EACH GRANTOR HEREBY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH

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JURISDICTION OVER LOS ANGELES COUNTY, CALIFORNIA, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH GRANTOR IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. Nothing herein shall limit the right of Agent or any Lender to bring proceedings against any Grantor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Security Agreement shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction.

(ii) Arbitration. Notwithstanding any other provision of this Security Agreement to the contrary, any controversy or claim among the parties relating in any way to any Secured Obligations or this Security Agreement, including any alleged tort, shall at the request of any party hereto be determined by binding arbitration conducted in accordance with the United States Arbitration Act (Title 9 U.S. Code) (the “Act”). Arbitration proceedings will be determined in accordance with the Act, the then-current rules and procedures for the arbitration of financial services disputes of the American Arbitration Association (“AAA”), and the terms of this Section. In the event of any inconsistency, the terms of this Section shall control. If AAA is unwilling or unable to serve as the provider of arbitration or to enforce any provision of this Section, Agent may designate another arbitration organization with similar procedures to serve as the provider of arbitration. The arbitration proceedings shall be conducted in Los Angeles or Pasadena, California. The arbitration hearing shall commence within 90 days of the arbitration demand and close within 90 days thereafter. The arbitration award must be issued within 30 days after close of the hearing (subject to extension by the arbitrator for up to 60 days upon a showing of good cause), and shall include a concise written statement of reasons for the award. The arbitrator shall give effect to applicable statutes of limitation in determining any controversy or claim, and for these purposes, service on AAA under applicable AAA rules of a notice of claim is the equivalent of the filing of a lawsuit. Any dispute concerning this Section or whether a controversy or claim is arbitrable shall be determined by the arbitrator. The arbitrator shall have the power to award legal fees to the extent provided by this Security Agreement. Judgment upon an arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuant to a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief. No controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim relates to an obligation secured by real estate, but if all parties do not consent to submission of such a controversy or claim to arbitration, it shall be determined as provided in the next sentence. At the request of any party, a controversy or claim that is not submitted to arbitration as provided above shall be determined by judicial reference; and if such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA sponsored proceedings and the presiding referee of the panel (or the referee if there is a single referee) shall be an active attorney or retired judge; and judgment upon the award rendered by such referee or referees shall be entered in the court in which proceeding was commenced. None of the foregoing provisions of this Section shall limit the right of Agent or Lenders to exercise self-help remedies, such as setoff, foreclosure or sale of any Collateral or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after or during any arbitration proceeding. The exercise of a remedy does not waive the right of any party to resort to arbitration or reference. At Agent’s option, foreclosure of any interest in real estate may be accomplished either by exercise of power of sale thereunder or by judicial foreclosure.

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(i) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 23(b).

(j) Section Titles. Section titles appear as a matter of convenience only and shall not affect the interpretation of this Security Agreement.

(k) No Novation. Each Grantor hereby agrees that, effective upon the execution and delivery of this Security Agreement by such Grantor, the terms and provisions of the Prior Security Agreement shall be and hereby are amended, restated and superseded in their entirety by the terms and provisions of this Security Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations of Grantors outstanding under the Prior Security Agreement, which obligations shall remain in full force and effect, except to the extent that the terms thereof are modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Security Agreement shall be construed as a release or other discharge of any Grantor from any of its obligations or liabilities under the Prior Security Agreement or any of the other loan documents executed in connection therewith. Each Grantor hereby confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof all references in any such Loan Document to “the Security Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Prior Security Agreement shall mean the Prior Security Agreement as amended and restated by this Security Agreement.

24. INTERCREDITOR AGREEMENT. Notwithstanding anything herein to the contrary, the Lien granted to Agent pursuant to this Security Agreement and the exercise of any right or remedy by Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Security Agreement, the terms of the Intercreditor Agreement shall govern and control.

[Signature pages to follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

CONN’S, INC., a Delaware corporation, as a Grantor

By:	/s/ Brian E. Taylor
Name:	Brian E. Taylor
Title:	Chief Financial Officer and Vice President

CAI HOLDING CO., a Delaware corporation, as a Grantor

By:	/s/ Brian E. Taylor
Name:	Brian E. Taylor
Title:	Chief Financial Officer and Treasurer

CAI CREDIT INSURANCE AGENCY, INC., a Louisiana corporation, as a Grantor

By:	/s/ Brian E. Taylor
Name:	Brian E. Taylor
Title:	Chief Financial Officer

CONN LENDING, LLC, a Delaware limited liability company, as a Grantor

By:	/s/ Mary Stawikey
Name:	Mary Stawikey
Title:	President and Secretary

CAIAIR, INC. a Delaware corporation, as a Grantor

By:	/s/ Brian E. Taylor
Name:	Brian E. Taylor
Title:	Chief Financial Officer and Treasurer

Second Amended and Restated Security Agreement

BANK OF AMERICA, N.A., as Agent

By:	/s/ Carlos Gil
Name:	Carlos Gil
Title:	Senior Vice President

Second Amended and Restated Security Agreement

EXHIBIT C

Parent Pledge Agreement

See attached.

AMENDED AND RESTATED PLEDGE AGREEMENT

This AMENDED AND RESTATED PLEDGE AGREEMENT (as amended from time to time this “Pledge Agreement”), dated as of September 26, 2012, is entered into by and between CONN’S, INC., a Delaware corporation (“Grantor”), and BANK OF AMERICA, N.A., in its capacity as Agent for Lenders (as hereinafter defined) (in such capacity, “Agent”), in light of the following facts:

R E C I T A L S:

WHEREAS, pursuant to that certain Second Amended and Restated Loan and Security Agreement dated as of the date hereof (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Loan Agreement”), by and among Grantor, Conn Appliances, Inc., a Texas corporation (“CAI”), Conn Credit I, LP, a Texas limited partnership (“CCI”), and Conn Credit Corporation, Inc., a Texas corporation (“CCCI”; and together with CAI and CCI, collectively, “Borrowers”), the financial institutions from time to time party thereto as lenders (collectively, “Lenders”). Agent, as administrative agent and collateral agent for the Lenders, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as book runner and lead arranger for the Lenders, the Lenders have agreed to provide certain financial accommodations to Borrowers; and

WHEREAS, Grantor has previously agreed to pledge its equity interests in CAI to secure Borrowers’ Obligations (as defined in the Loan Agreement) under the Loan Agreement pursuant to that certain Pledge Agreement dated November 30, 2010 (the “Prior Pledge Agreement”).

WHEREAS, Grantor has agreed to amend and restate the Prior Pledge Agreement in its entirety in accordance with the terms and conditions of this Pledge Agreement.

NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties agree as follows:

1. DEFINED TERMS. The following terms shall have the following respective meanings:

Agent Indemnitees: Agent and its officers, directors, employees, Affiliates, and agents.

Affiliate: with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have correlative meanings.

Applicable Law: all laws, rules, regulations and governmental guidelines applicable to the Person, conduct, transaction, agreement or matter in question, including all applicable statutory law, common law and equitable principles, and all provisions of constitutions, treaties, statutes, rules, regulations, orders and decrees of Governmental Authorities.

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Bank of America Indemnitees: Bank of America, N.A. and its officers, directors, employees, Affiliates, and agents.

Collateral: means all of the following:

(i) All of Grantor’s presently existing and hereafter arising equity interests in CAI (the “Units”);

(ii) All of Grantor’s presently existing and hereafter arising subscription warrants, unit options, or other rights to purchase CAI’s equity interests and all rights represented thereby (the “Options”); and

(iii) The proceeds of each of the foregoing, including any and all dividends, cash, stock, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any of the Units or Options (the “Proceeds”).

Governmental Authority: any federal, state, municipal, foreign or other governmental department, agency, commission, board, bureau, court, tribunal, instrumentality, political subdivision, or other entity or officer exercising executive, legislative, judicial, regulatory or administrative functions for or pertaining to any government or court, in each case whether associated with the United States, a state, district or territory thereof, or a foreign entity or government.

Indemnitees: Agent Indemnitees, Lender Indemnitees, Issuing Bank Indemnitees and Bank of America Indemnitees.

Issuing Bank Indemnitees: Issuing Bank (as defined in the Loan Agreement) and its officers, directors, employees, Affiliates, and agents.

Lender Indemnitees: Lenders and their officers, directors, employees, Affiliates, and agents.

Lien: any Person’s interest in Property securing an obligation owed to, or a claim by, such Person, whether such interest is based on common law, statute or contract, including liens, security interests, pledges, hypothecations, statutory trusts, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Property.

Property: any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

Secured Obligations: all indebtedness, liabilities and other obligations of Borrowers arising under the Loan Agreement, including the Obligations, and all obligation’s of Grantor arising now or hereafter existing under this Pledge Agreement or any other Loan Document, including, if applicable, the Guaranteed Obligations (as defined in the Guaranty).

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UCC: the Uniform Commercial Code as in effect in the State of California or, when the laws of any other jurisdiction govern the perfection or enforcement of any Lien, the Uniform Commercial Code of such jurisdiction.

All other capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement.

2. GRANT OF LIEN. As security for all Secured Obligations, Grantor hereby grants to Agent, for the benefit of Agent and the Lenders, a continuing security interest in, Lien on, and assignment of Grantor’s right, title, and interest in and to the Collateral.

3. PERFECTION AND PROTECTION OF SECURITY INTEREST.

(a) Grantor shall, at its expense, perform all steps requested by Agent at any time to perfect, maintain, protect, and enforce Agent’s Liens, including: (i) executing, delivering and/or filing and recording of the any agreements and filing financing or continuation statements, and amendments thereof, in form and substance satisfactory to Agent; and (ii) delivering to Agent the originals of all certificates with respect to the Collateral in Grantor’s possession of which Agent determines it should have physical possession in order to perfect or protect Agent’s Lien therein, duly pledged, endorsed, or assigned to Agent without restriction.

(b) Grantor shall hold all Collateral consisting of certificated securities (accompanied by stock papers executed in blank) as a custodian for the benefit of Agent.

(c) Grantor shall obtain authenticated control agreements from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for Grantor.

(d) Promptly upon request, Grantor shall deliver such instruments, assignments, title certificates, or other documents or agreements, and shall take such actions, as Agent deems appropriate under Applicable Law to evidence or perfect its Lien on any Collateral, or otherwise to give effect to the intent of this Pledge Agreement. Grantor authorizes Agent to file any financing statement to effect or perfect its Lien on any Collateral.

(e) Until all Secured Obligations have been fully satisfied, Agent’s Liens shall continue in full force and effect in all Collateral.

(f) Except as set forth in the Loan Agreement, Grantor shall not merge, combine or consolidate with any Person, or liquidate, wind up its affairs or dissolve itself, in each case whether in a single transaction or in a series of related transactions, except for mergers or consolidations into a Borrower; change its name or conduct business under any fictitious name; change its tax, charter or other organizational identification number; or change its form or state of organization.

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4. LOCATION OF CHIEF EXECUTIVE OFFICE.

(a) Grantor represents and warrants to Agent and the Lenders that Schedule 4 is a correct and complete list of the location of Grantor’s chief executive office, the location of its books and records, and the locations of all of its other places of business; and

(b) Grantor covenants and agrees that it will not change the location of its chief executive office from the location identified in Schedule 4, unless it gives Agent at least 30 days’ prior written notice thereof.

5. CORPORATE NAMES: JURISDICTION OF ORGANIZATION. Grantor represents and warrants to Agent and the Lenders and agrees with Agent and the Lenders that: (a) Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) Grantor is duly qualified, authorized to do business and in good standing as a foreign corporation in each jurisdiction where failure to be so qualified could reasonably be expected to have a Material Adverse Effect; and (c) except as listed on Schedule 5, during the 5 years preceding the Closing Date, Grantor has not been known as or used any corporate, fictitious or trade names, has been the surviving corporation of a merger or combination, or has acquired any substantial part of the assets of any Person. Grantor agrees that it shall not amend, modify or otherwise change its operating agreement or any other of its governing documents in a manner adverse to the interests of Agent and Lenders.

6. TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL. Grantor represents and warrants to Agent and the Lenders and agrees with Agent and the Lenders that: (a) Grantor has good and marketable title to (or valid leasehold interests in) all of its Property, including all Property reflected in any financial statements delivered to Agent or Lenders, in each case free of Liens except Permitted Liens and minor defects in title to its real estate that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purpose. Grantor has paid and discharged all lawful claims that, if unpaid, could become a Lien on its Properties, other than Permitted Liens. All Liens of Agent in the Collateral are perfected, first priority Liens, subject only to Permitted Liens. Grantor shall not sell, transfer or otherwise dispose of any of its real or personal Property except as necessary in the ordinary course of Grantor’s business.

7. ACCESS AND EXAMINATION. Subject to the limitations set forth in the Loan Agreement, Agent may at all reasonable times during regular business hours have access to, examine, make extracts from or copies of and inspect any or all of Grantor’s records, files, and books of account and the Collateral.

8. VOTING RIGHTS, DIVIDENDS, ETC.

(a) During the term of this Pledge Agreement, and as long as no Event of Default is continuing:

(i) Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Units or any part thereof; provided, however, no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with the terms of this Pledge Agreement, the Loan Agreement or any other instrument or agreement referred to therein or herein, or which could have the effect of impairing the value of the Collateral or part thereof or the position or interest of Agent therein.

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(ii) Grantor shall be entitled to receive and retain any and all dividends and distributions paid in respect of the Units; provided, however, that any and all:

(1) dividends and distributions paid or payable other than in cash in respect of, and any and all additional Units or instruments or other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Units;

(2) dividends and distributions paid or payable in cash in respect of any Units in connection with a partial or total liquidation or dissolution, merger, consolidation of CAI, or any exchange of stock, conveyance of assets, or similar corporate reorganization; and

(3) cash paid with respect to, payable, or otherwise distributed on redemption of, or in exchange for, any Units, shall be forthwith delivered to Agent to hold as Collateral and shall, if received by Grantor, be received in trust for the benefit of Agent, be segregated from the other property or funds of Grantor, and be forthwith delivered to Agent as Collateral in the same form as so received (with any necessary endorsement), and, if deemed appropriate by Agent, Grantor shall take such actions, including the actions described in Section 3(a), as Agent may require.

(b) Upon the occurrence of an Event of Default, or if any amounts shall be due and payable (whether by acceleration, maturity, or otherwise) under any of the Secured Obligations, all rights of Grantor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 8(a)(i) and to receive the dividends and distributions that it would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) shall, at Agent’s option, cease, and all such rights shall, at Agent’s option, thereupon become vested in Agent, and Agent shall, at its option, thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments. Any payments received by Grantor contrary to the provisions of this Section 8 shall be held in trust by Grantor for the benefit of Agent, shall be segregated from other funds of Grantor, and shall be promptly paid over to Agent, with any necessary endorsement.

9. SHARE ADJUSTMENTS. In the event that during the term of this Pledge Agreement any reclassification, readjustment, or other change is declared or made in the capital structure of CAI, or any Option is exercised, all new substituted and additional shares, options, or other securities, issued or issuable to Grantor by reason of any such change or exercise shall be delivered to and held by Agent under the terms of this Pledge Agreement in the same manner as the Collateral originally pledged hereunder.

10. OPTIONS. In the event that during the term of this Pledge Agreement Options shall be issued or exercised in connection with the Collateral, such Options acquired by Grantor shall be immediately assigned by Grantor to Agent and all new shares or other securities so acquired by Grantor shall also be immediately assigned to Agent to be held under the terms of this Pledge Agreement in the same manner as the Collateral originally pledged hereunder.

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11. CONSENT. Grantor hereby consents that, from time to time, before or after the occurrence or existence of any Event of Default with or without notice to or assent from Grantor, any other security at any time held by or available to Agent for any of the Secured Obligations or any other security at any time held by or available to Agent of any other person, firm, or corporation secondarily or otherwise liable for any of the Secured Obligations, may be exchanged, surrendered, or released and any of the Secured Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived, or released, in whole or in part, as Agent may see fit. Grantor shall remain bound under this Pledge Agreement notwithstanding any such exchange, surrender, release, alteration, renewal, extension, continuance, compromise, waiver, or inaction, or extension of further credit.

12. OBLIGATIONS INDEPENDENT. The obligations of Grantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Secured Obligations and the obligations of any other guarantor, and a separate action may be brought against Grantor to enforce this Pledge Agreement whether or not any Borrower or any other person or entity is joined as a party.

13. RIGHT TO CURE. Agent may, in its discretion, pay any amount or do any act required of Grantor hereunder in order to preserve, protect, maintain or enforce the Secured Obligations, the Collateral or Agent’s Liens therein, and which Grantor fails to pay or do. Any payment made or other action taken by Agent under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

14. POWER OF ATTORNEY. Grantor hereby irrevocably constitutes and appoints Agent (and all Persons designated by Agent) as Grantor’s true and lawful attorney (and agent-in-fact) for the purposes provided in this Section. Agent, or Agent’s designee, may, without notice and in either its or Grantor’s name, but at the cost and expense of Grantor, during the existence of an Event of Default: (i) arrange for the register, at any time after the occurrence and during the continuance of an Event of Default, of the Collateral on the books of CAI to the name of Agent or to the name of Agent’s nominee and (ii) receive, endorse and collect all instruments made payable to Grantor of any dividend, distribution or other payment on account of the Collateral, or any part thereof, and give full discharge for the same and execute and file governmental notifications and reporting forms. Grantor further authorizes Agent to perform any and all acts which Agent deems necessary for the protection and preservation of the Collateral or of the value of Agent’s security interest therein, including but not limited to receiving income thereon as additional security hereunder, all at Grantor’s expense, and Grantor agrees to repay Agent promptly upon demand any amounts expended hereunder by Agent, together with interest thereon. Grantor further grants to Agent a power of attorney coupled with an interest to execute all agreements, forms, applications, documents and instruments and to take all actions and do all things as could be executed, taken, or done by Grantor in connection with the protection and preservation of the Collateral or this Pledge Agreement. This power of attorney is irrevocable and authorizes Agent to act for Grantor in connection with the matters described herein without notice to or demand upon Grantor.

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15. AGENT’S AND LENDERS’ RIGHTS. DUTIES AND LIABILITIES.

(a) Grantor assumes all responsibility and liability arising from or relating to the use, sale, license or other disposition of the Collateral. The Secured Obligations shall not be affected by any failure of Agent or any Lender to take any steps to perfect Agent’s Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release Grantor from any of the Secured Obligations.

(b) It is expressly agreed by Grantor that, anything herein to the contrary notwithstanding, Grantor shall remain liable under each of its contracts related to the Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Except as required by Applicable Law, neither Agent nor any Lender shall have any obligation or liability under any contract or license by reason of or arising out of this Pledge Agreement or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any contract or license pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

16. CERTAIN WAIVERS. Grantor hereby waives (a) any defense arising by reason of any disability or other defense of any Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of Agent or any Lender) of the liability of such Borrower; (b) any defense based on any claim that Grantor’s obligations exceed or are more burdensome than those of the Borrowers; (c) the benefit of any statute of limitations affecting the Grantor’s liability hereunder; (d) any right to require Agent to proceed against any Borrower, proceed against or exhaust any security for the Secured Obligations, or pursue any other remedy in Agent’s or any Lender’s power whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by Agent or any Lender; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties. Grantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of non-payment or non-performance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations, and all notices of acceptance of this Pledge Agreement or of the existence, creation or incurrence of new or additional Secured Obligations. Grantor hereby waives any rights and defenses that are or may become available to Grantor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code.

17. INDEMNIFICATION. GRANTOR SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEES AGAINST ANY CLAIMS THAT MAY BE INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE, INCLUDING CLAIMS ARISING FROM THE NEGLIGENCE OF AN INDEMNITEE. In no event shall any party hereto have any obligation hereunder to indemnify or hold harmless an Indemnitee with respect to a claim that is determined in a final, non-appealable judgment by a court of competent jurisdiction to result from the gross negligence or willful misconduct of such Indemnitee.

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18. LIMITATION ON LIENS ON COLLATERAL. Grantor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of Agent and Lenders in and to any of Grantor’s rights under the Collateral against the claims and demands of all Persons whomsoever.

19. NOTICE REGARDING COLLATERAL. Grantor will advise Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Liens) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a Material Adverse Effect.

20. REMEDIES; RIGHTS UPON DEFAULT.

(a) If any Event of Default shall have occurred and be continuing, Agent may exercise any other rights or remedies afforded under any agreement, by law, at equity or otherwise, including the rights and remedies of a secured party under the UCC and Agent may also take any of the following actions:

(i) receive all amounts payable in respect of the Collateral to Grantor under Section 8(a)(ii) hereof;

(ii) to vote all or any part of the Units (whether or not transferred into the name of Agent) in accordance with Section 8 hereof, and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS AGENT THE PROXY AND ATTORNEY-IN-FACT OF GRANTOR, COUPLED WITH AN INTEREST, WITH FULL POWER OF SUBSTITUTION FOR ANY AND ALL OF SUCH PURPOSES; WHICH PROXY AND POWER OF ATTORNEY SHALL CONTINUE IN FULL FORCE AND EFFECT AND TERMINATE UPON THE EARLIER TO OCCUR OF (a) UPON THE INDEFEASIBLE PAYMENT IN FULL OF THE SECURED OBLIGATIONS, AND (b) TEN (10) YEARS FROM THE DATE HEREOF.

(iii) at any time or from time to time, to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by Grantor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Agent in its absolute discretion may determine; provided, that at least ten (10) days notice of the time and place of any such sale shall be given to Grantor. Agent shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has therefore been given. Grantor hereby waives any other requirement of notice, demand, or advertisement for sale, to the extent permitted by law. Grantor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before

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or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by Applicable Law, Agent may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Agent shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall Agent be under any obligation to take any action whatsoever with regard thereto;

(iv) to buy the Collateral, in its own name, or in the name of a designee or nominee. Agent shall have the right to execute any document or form, in its name or in the name of Grantor, that may be necessary or desirable in connection with such sale of the Collateral.

(b) The failure or delay of Agent or any Lender to require strict performance by Grantor with any terms of this Pledge Agreement or the Loan Documents, or to exercise any rights or remedies with respect to Collateral or otherwise, shall not operate as a waiver thereof nor as establishment of a course of dealing. All rights and remedies shall continue in full force and effect until Full Payment of all Secured Obligations.

21. SUBROGATION. Grantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Pledge Agreement until all of the Secured Obligations and any amounts payable under this Pledge Agreement have been indefeasibly paid and performed in full and any commitments of Agent and Lenders or facilities provided by Agent or Lenders with respect to the Secured Obligations are terminated. If any amounts are paid to Grantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of Agent and Lenders and shall forthwith be paid to Agent to reduce the amount of the Secured Obligations, whether matured or unmatured.

22. LIMITATION ON AGENT’S AND LENDERS’ DUTY IN RESPECT OF COLLATERAL. Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

23. MISCELLANEOUS.

(a) Reinstatement. This Pledge Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

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(b) Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Pledge Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Guaranty.

(c) Severability. Wherever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Pledge Agreement shall remain in full force and effect.

(d) Termination of this Pledge Agreement.

(i) Except for those provisions which expressly survive the termination thereof, this Pledge Agreement and the Lien granted herein shall terminate upon Full Payment of all Secured Obligations (other than contingent indemnification obligations for which claims have not yet been asserted), at which time Agent shall execute and deliver to Grantor, at Grantor’s expense, all UCC termination statements, releases and similar documents that Grantor shall reasonably request to evidence such termination; provided, that this Pledge Agreement and the Lien granted herein shall be reinstated if at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by any Lender upon the bankruptcy or reorganization of any Loan Party; provided, further, that in connection with the termination of this Pledge Agreement and the Lien granted herein, Agent may require such indemnities as it shall reasonably deem necessary or appropriate to protect the Lenders against (x) loss on account of credits previously applied to the Secured Obligations that may subsequently be reversed or revoked, (y) any Secured Obligations that may thereafter arise under Section 14.2 of the Loan Agreement, and (z) any other obligations that may thereafter arise, or any unknown obligations that may exist, under any Loan Document.

(ii) The Collateral shall be released from the Lien granted in this Pledge Agreement in accordance with the provisions of the Loan Agreement. Upon termination hereof or any release of Collateral in accordance with the provisions of the Loan Agreement, Agent shall, upon the request and at the sole cost and expense of Grantor, assign, transfer and deliver to Grantor, against receipt and without recourse to or warranty by Agent, such of the Collateral to be released (in the case of a release) or all of the Collateral (in the case of termination of this Pledge Agreement) as may be in possession of Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Collateral, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Collateral, as the case may be.

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(e) Successors and Assigns. This Pledge Agreement shall be binding upon and inure to the benefit of Grantor, Agent, Lenders, and their respective successors and assigns, except that (a) Grantor shall not assign its rights or delegate its obligations under this Pledge Agreement; and (b) any assignment by a Lender must be made in compliance with Section 13.3 of the Loan Agreement.

(f) Counterparts. This Pledge Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Pledge Agreement shall become effective when Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of this Pledge Agreement by telecopy shall be effective as delivery of a manually executed counterpart of such agreement.

(g) Governing Law.

(i) GOVERNING LAW. THIS PLEDGE AGREEMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

(h) Consent to Forum; Arbitration.

(i) Forum. GRANTOR HEREBY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER LOS ANGELES COUNTY, CALIFORNIA, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. GRANTOR IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. Nothing herein shall limit the right of Agent or any Lender to bring proceedings against Grantor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Pledge Agreement shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction.

(ii) Arbitration. Notwithstanding any other provision of this Pledge Agreement to the contrary, any controversy or claim among the parties relating in any way to any Secured Obligations or this Pledge Agreement, including any alleged tort, shall at the request of any party hereto be determined by binding arbitration conducted in accordance with the United States Arbitration Act (Title 9 U.S. Code) (the “Act”). Arbitration proceedings will be determined in accordance with the Act, the then-current rules and procedures for the arbitration of financial services disputes of the American Arbitration Association (“AAA”), and the terms of this Section. In the event of any inconsistency, the terms of this Section shall control. If AAA is unwilling or unable to serve as the provider of arbitration or to enforce any provision of this Section, Agent may designate another arbitration organization with similar procedures to serve as the provider of arbitration. The arbitration proceedings shall be conducted in Los Angeles or Pasadena, California. The arbitration hearing shall commence within 90 days of the arbitration

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demand and close within 90 days thereafter. The arbitration award must be issued within 30 days after close of the hearing (subject to extension by the arbitrator for up to 60 days upon a showing of good cause), and shall include a concise written statement of reasons for the award. The arbitrator shall give effect to applicable statutes of limitation in determining any controversy or claim, and for these purposes, service on AAA under applicable AAA rules of a notice of claim is the equivalent of the filing of a lawsuit. Any dispute concerning this Section or whether a controversy or claim is arbitrable shall be determined by the arbitrator. The arbitrator shall have the power to award legal fees to the extent provided by this Pledge Agreement. Judgment upon an arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuant to a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief. No controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim relates to an obligation secured by real estate, but if all parties do not consent to submission of such a controversy or claim to arbitration, it shall be determined as provided in the next sentence. At the request of any party, a controversy or claim that is not submitted to arbitration as provided above shall be determined by judicial reference; and if such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA sponsored proceedings and the presiding referee of the panel (or the referee if there is a single referee) shall be an active attorney or retired judge; and judgment upon the award rendered by such referee or referees shall be entered in the court in which proceeding was commenced. None of the foregoing provisions of this Section shall limit the right of Agent or Lenders to exercise self-help remedies, such as setoff, foreclosure or sale of any Collateral or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after or during any arbitration proceeding. The exercise of a remedy does not waive the right of any party to resort to arbitration or reference. At Agent’s option, foreclosure of any interest in real estate may be accomplished either by exercise of power of sale thereunder or by judicial foreclosure.

(i) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 23(b).

(j) Section Titles. Section titles appear as a matter of convenience only and shall not affect the interpretation of this Pledge Agreement

(k) No Novation. Grantor hereby agrees that, effective upon the execution and delivery of this Pledge Agreement by Grantor, the terms and provisions of the Prior Pledge Agreement shall be and hereby are amended, restated and superseded in their entirety by the terms and provisions of this Pledge Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations of Grantor outstanding under the Prior Pledge Agreement, which obligations shall remain in full force and effect, except to the extent that the terms thereof are modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Pledge Agreement shall be construed as a release or other discharge of Grantor from any of its obligations or liabilities under the Prior Pledge Agreement or any of the other loan documents executed in connection therewith. Grantor hereby confirms and agrees

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that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof all references in any such Loan Document to “the Pledge Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Prior Pledge Agreement shall mean the Prior Pledge Agreement as amended and restated by this Pledge Agreement.

24. INTERCREDITOR AGREEMENT. Notwithstanding anything herein to the contrary, the Lien granted to Agent pursuant to this Pledge Agreement and the exercise of any right or remedy by Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Pledge Agreement, the terms of the Intercreditor Agreement shall govern and control.

[Signature pages to follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Pledge Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

CONN’S, INC., a Delaware corporation, as a Grantor

By:	/s/ Brian E. Taylor
Name:	Brian E. Taylor
Title:	Chief Financial Officer and Vice President

Amended and Restated Pledge Agreement - Parent

BANK OF AMERICA, N.A., as Agent

By:	/s/ Carlos Gil
Name:	Carlos Gil
Title:	Senior Vice President

Amended and Restated Pledge Agreement - Parent

EXHIBIT D

Holdings Pledge Agreement

See attached.

AMENDED AND RESTATED PLEDGE AGREEMENT

This AMENDED AND RESTATED PLEDGE AGREEMENT (as amended from time to time this “Pledge Agreement”), dated as of September 26, 2012, is entered into by and between CAI HOLDING CO., a Delware corporation (“Grantor”), and BANK OF AMERICA, N.A., in its capacity as Agent for Lenders (as hereinafter defined) (in such capacity, “Agent”), in light of the following facts:

R E C I T A L S:

WHEREAS, pursuant to that certain Second Amended and Restated Loan and Security Agreement dated as of the date hereof (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Loan Agreement”), by and among Conn’s Inc., a Delaware corporation, Conn Appliances, Inc., a Texas corporation (“CAI”). Conn Credit I, LP, a Texas limited partnership (“CCI”), and Conn Credit Corporation, Inc., a Texas corporation (“CCCI”; and together with CAI and CCI, collectively, “Borrowers”), the financial institutions from time to time party thereto as lenders (collectively, “Lenders”). Agent, as administrative agent and collateral agent for the Lenders, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as book runner and lead arranger for the Lenders, the Lenders have agreed to provide certain financial accommodations to Borrowers; and

WHEREAS, Grantor has previously agreed to pledge its equity interests in (i) CAI Credit Insurance Agency, Inc. (“CAIC”), a Louisiana corporation, and (ii) CCCI to secure Borrowers’ Obligations (as defined in the Loan Agreement) under the Loan Agreement pursuant to that certain Pledge Agreement dated November 30, 2010 (the “Prior Pledge Agreement”).

WHEREAS, Grantor has agreed to amend and restate the Prior Pledge Agreement in its entirety in accordance with the terms and conditions of this Pledge Agreement.

NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties agree as follows:

1. DEFINED TERMS. The following terms shall have the following respective meanings:

Agent Indemnitees: Agent and its officers, directors, employees, Affiliates, and agents.

Affiliate: with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have correlative meanings.

Applicable Law: all laws, rules, regulations and governmental guidelines applicable to the Person, conduct, transaction, agreement or matter in question, including all applicable statutory law, common law and equitable principles, and all provisions of constitutions, treaties, statutes, rules, regulations, orders and decrees of Governmental Authorities.

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Bank of America Indemnitees: Bank of America, N.A. and its officers, directors, employees, Affiliates, and agents.

Collateral: means all of the following:

(i) All of Grantor’s presently existing and hereafter arising equity interests in CAIC and CCCI (collectively, the “Units”);

(ii) All of Grantor’s presently existing and hereafter arising subscription warrants, unit options, or other rights to purchase CAIC’s or CCCI’s equity interests and all rights represented thereby (collectively, the “Options”); and

(iii) The proceeds of each of the foregoing, including any and all dividends, cash, stock, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any of the Units or Options (the “Proceeds”).

Governmental Authority: any federal, state, municipal, foreign or other governmental department, agency, commission, board, bureau, court, tribunal, instrumentality, political subdivision, or other entity or officer exercising executive, legislative, judicial, regulatory or administrative functions for or pertaining to any government or court, in each case whether associated with the United States, a state, district or territory thereof, or a foreign entity or government.

Indemnitees: Agent Indemnitees, Lender Indemnitees, Issuing Bank Indemnitees and Bank of America Indemnitees.

Issuing Bank Indemnitees: Issuing Bank (as defined in the Loan Agreement) and its officers, directors, employees, Affiliates, and agents.

Lender Indemnitees: Lenders and their officers, directors, employees, Affiliates, and agents.

Lien: any Person’s interest in Property securing an obligation owed to, or a claim by, such Person, whether such interest is based on common law, statute or contract, including liens, security interests, pledges, hypothecations, statutory trusts, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Property.

Property: any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

Secured Obligations: all indebtedness, liabilities and other obligations of Borrowers arising under the Loan Agreement, including the Obligations, and all obligation’s of Grantor arising now or hereafter existing under this Pledge Agreement or any other Loan Document, including, if applicable, the Guaranteed Obligations (as defined in the Guaranty).

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UCC: the Uniform Commercial Code as in effect in the State of California or, when the laws of any other jurisdiction govern the perfection or enforcement of any Lien, the Uniform Commercial Code of such jurisdiction.

All other capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement.

2. GRANT OF LIEN. As security for all Secured Obligations, Grantor hereby grants to Agent, for the benefit of Agent and the Lenders, a continuing security interest in, Lien on, and assignment of Grantor’s right, title, and interest in and to the Collateral.

3. PERFECTION AND PROTECTION OF SECURITY INTEREST.

(a) Grantor shall, at its expense, perform all steps requested by Agent at any time to perfect, maintain, protect, and enforce Agent’s Liens, including: (i) executing, delivering and/or filing and recording of the any agreements and filing financing or continuation statements, and amendments thereof, in form and substance satisfactory to Agent; and (ii) delivering to Agent the originals of all certificates with respect to the Collateral in Grantor’s possession of which Agent determines it should have physical possession in order to perfect or protect Agent’s Lien therein, duly pledged, endorsed, or assigned to Agent without restriction.

(b) Grantor shall hold all Collateral consisting of certificated securities (accompanied by stock papers executed in blank) as a custodian for the benefit of Agent.

(c) Grantor shall obtain authenticated control agreements from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for Grantor.

(d) Promptly upon request, Grantor shall deliver such instruments, assignments, title certificates, or other documents or agreements, and shall take such actions, as Agent deems appropriate under Applicable Law to evidence or perfect its Lien on any Collateral, or otherwise to give effect to the intent of this Pledge Agreement. Grantor authorizes Agent to file any financing statement to effect or perfect its Lien on any Collateral.

(e) Until all Secured Obligations have been fully satisfied, Agent’s Liens shall continue in full force and effect in all Collateral.

(f) Except as set forth in the Loan Agreement, Grantor shall not merge, combine or consolidate with any Person, or liquidate, wind up its affairs or dissolve itself, in each case whether in a single transaction or in a series of related transactions, except for mergers or consolidations into a Borrower; change its name or conduct business under any fictitious name; change its tax, charter or other organizational identification number; or change its form or state of organization.

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4. LOCATION OF CHIEF EXECUTIVE OFFICE.

(a) Grantor represents and warrants to Agent and the Lenders that Schedule 4 is a correct and complete list of the location of Grantor’s chief executive office, the location of its books and records, and the locations of all of its other places of business; and

(b) Grantor covenants and agrees that it will not change the location of its chief executive office from the location identified in Schedule 4, unless it gives Agent at least 30 days’ prior written notice thereof.

5. CORPORATE NAMES; JURISDICTION OF ORGANIZATION. Grantor represents and warrants to Agent and the Lenders and agrees with Agent and the Lenders that: (a) Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) Grantor is duly qualified, authorized to do business and in good standing as a foreign corporation in each jurisdiction where failure to be so qualified could reasonably be expected to have a Material Adverse Effect; and (c) except as listed on Schedule 5, during the 5 years preceding the Closing Date, Grantor has not been known as or used any corporate, fictitious or trade names, has been the surviving corporation of a merger or combination, or has acquired any substantial part of the assets of any Person. Grantor agrees that it shall not amend, modify or otherwise change its operating agreement or any other of its governing documents in a manner adverse to the interests of Agent and Lenders.

6. TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL. Grantor represents and warrants to Agent and the Lenders and agrees with Agent and the Lenders that: (a) Grantor has good and marketable title to (or valid leasehold interests in) all of its Property, including all Property reflected in any financial statements delivered to Agent or Lenders, in each case free of Liens except Permitted Liens and minor defects in title to its real estate that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purpose. Grantor has paid and discharged all lawful claims that, if unpaid, could become a Lien on its Properties, other than Permitted Liens. All Liens of Agent in the Collateral are perfected, first priority Liens, subject only to Permitted Liens. Grantor shall not sell, transfer or otherwise dispose of any of its real or personal Property except as necessary in the ordinary course of Grantor’s business.

7. ACCESS AND EXAMINATION. Subject to the limitations set forth in the Loan Agreement, Agent may at all reasonable times during regular business hours have access to, examine, make extracts from or copies of and inspect any or all of Grantor’s records, files, and books of account and the Collateral.

8. VOTING RIGHTS, DIVIDENDS, ETC.

(a) During the term of this Pledge Agreement, and as long as no Event of Default is continuing:

(i) Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Units or any part thereof; provided, however, no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with the terms of this Pledge Agreement, the Loan Agreement or any other instrument or agreement referred to therein or herein, or which could have the effect of impairing the value of the Collateral or part thereof or the position or interest of Agent therein.

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(ii) Grantor shall be entitled to receive and retain any and all dividends and distributions paid in respect of the Units; provided, however, that any and all:

(1) dividends and distributions paid or payable other than in cash in respect of, and any and all additional Units or instruments or other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Units;

(2) dividends and distributions paid or payable in cash in respect of any Units in connection with a partial or total liquidation or dissolution, merger, consolidation of CAIC or CCCI, or any exchange of stock, conveyance of assets, or similar corporate reorganization; and

(3) cash paid with respect to, payable, or otherwise distributed on redemption of, or in exchange for, any Units, shall be forthwith delivered to Agent to hold as Collateral and shall, if received by Grantor, be received in trust for the benefit of Agent, be segregated from the other property or funds of Grantor, and be forthwith delivered to Agent as Collateral in the same form as so received (with any necessary endorsement), and, if deemed appropriate by Agent, Grantor shall take such actions, including the actions described in Section 3(a), as Agent may require.

(b) Upon the occurrence of an Event of Default, or if any amounts shall be due and payable (whether by acceleration, maturity, or otherwise) under any of the Secured Obligations, all rights of Grantor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 8(a)(i) and to receive the dividends and distributions that it would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) shall, at Agent’s option, cease, and all such rights shall, at Agent’s option, thereupon become vested in Agent, and Agent shall, at its option, thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments. Any payments received by Grantor contrary to the provisions of this Section 8 shall be held in trust by Grantor for the benefit of Agent, shall be segregated from other funds of Grantor, and shall be promptly paid over to Agent, with any necessary endorsement.

9. SHARE ADJUSTMENTS. In the event that during the term of this Pledge Agreement any reclassification, readjustment, or other change is declared or made in the capital structure of CAIC or CCCI, or any Option is exercised, all new substituted and additional shares, options, or other securities, issued or issuable to Grantor by reason of any such change or exercise shall be delivered to and held by Agent under the terms of this Pledge Agreement in the same manner as the Collateral originally pledged hereunder.

10. OPTIONS. In the event that during the term of this Pledge Agreement Options shall be issued or exercised in connection with the Collateral, such Options acquired by Grantor shall be immediately assigned by Grantor to Agent and all new shares or other securities so acquired by Grantor shall also be immediately assigned to Agent to be held under the terms of this Pledge Agreement in the same manner as the Collateral originally pledged hereunder.

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11. CONSENT. Grantor hereby consents that, from time to time, before or after the occurrence or existence of any Event of Default with or without notice to or assent from Grantor, any other security at any time held by or available to Agent for any of the Secured Obligations or any other security at any time held by or available to Agent of any other person, firm, or corporation secondarily or otherwise liable for any of the Secured Obligations, may be exchanged, surrendered, or released and any of the Secured Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived, or released, in whole or in part, as Agent may see fit. Grantor shall remain bound under this Pledge Agreement notwithstanding any such exchange, surrender, release, alteration, renewal, extension, continuance, compromise, waiver, or inaction, or extension of further credit.

12. OBLIGATIONS INDEPENDENT. The obligations of Grantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Secured Obligations and the obligations of any other guarantor, and a separate action may be brought against Grantor to enforce this Pledge Agreement whether or not any Borrower or any other person or entity is joined as a party.

13. RIGHT TO CURE. Agent may, in its discretion, pay any amount or do any act required of Grantor hereunder in order to preserve, protect, maintain or enforce the Secured Obligations, the Collateral or Agent’s Liens therein, and which Grantor fails to pay or do. Any payment made or other action taken by Agent under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

14. POWER OF ATTORNEY. Grantor hereby irrevocably constitutes and appoints Agent (and all Persons designated by Agent) as Grantor’s true and lawful attorney (and agent-in-fact) for the purposes provided in this Section. Agent, or Agent’s designee, may, without notice and in either its or Grantor’s name, but at the cost and expense of Grantor, during the existence of an Event of Default: (i) arrange for the register, at any time after the occurrence and during the continuance of an Event of Default, of the Collateral on the books of CAIC or CCCI to the name of Agent or to the name of Agent’s nominee and (ii) receive, endorse and collect all instruments made payable to Grantor of any dividend, distribution or other payment on account of the Collateral, or any part thereof, and give full discharge for the same and execute and file governmental notifications and reporting forms. Grantor further authorizes Agent to perform any and all acts which Agent deems necessary for the protection and preservation of the Collateral or of the value of Agent’s security interest therein, including but not limited to receiving income thereon as additional security hereunder, all at Grantor’s expense, and Grantor agrees to repay Agent promptly upon demand any amounts expended hereunder by Agent, together with interest thereon. Grantor further grants to Agent a power of attorney coupled with an interest to execute all agreements, forms, applications, documents and instruments and to take all actions and do all things as could be executed, taken, or done by Grantor in connection with the protection and preservation of the Collateral or this Pledge Agreement. This power of attorney is irrevocable and authorizes Agent to act for Grantor in connection with the matters described herein without notice to or demand upon Grantor.

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15. AGENT’S AND LENDERS’ RIGHTS, DUTIES AND LIABILITIES.

(a) Grantor assumes all responsibility and liability arising from or relating to the use, sale, license or other disposition of the Collateral. The Secured Obligations shall not be affected by any failure of Agent or any Lender to take any steps to perfect Agent’s Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release Grantor from any of the Secured Obligations.

(b) It is expressly agreed by Grantor that, anything herein to the contrary notwithstanding, Grantor shall remain liable under each of its contracts related to the Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Except as required by Applicable Law, neither Agent nor any Lender shall have any obligation or liability under any contract or license by reason of or arising out of this Pledge Agreement or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any contract or license pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

16. CERTAIN WAIVERS. Grantor hereby waives (a) any defense arising by reason of any disability or other defense of any Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of Agent or any Lender) of the liability of such Borrower; (b) any defense based on any claim that Grantor’s obligations exceed or are more burdensome than those of the Borrowers; (c) the benefit of any statute of limitations affecting the Grantor’s liability hereunder; (d) any right to require Agent to proceed against any Borrower, proceed against or exhaust any security for the Secured Obligations, or pursue any other remedy in Agent’s or any Lender’s power whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by Agent or any Lender; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties. Grantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of non-payment or non-performance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations, and all notices of acceptance of this Pledge Agreement or of the existence, creation or incurrence of new or additional Secured Obligations. Grantor hereby waives any rights and defenses that are or may become available to Grantor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code.

17. INDEMNIFICATION. GRANTOR SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEES AGAINST ANY CLAIMS THAT MAY BE INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE, INCLUDING CLAIMS ARISING FROM THE NEGLIGENCE OF AN INDEMNITEE. In no event shall any party hereto have any obligation hereunder to indemnify or hold harmless an Indemnitee with respect to a claim that is determined in a final, non-appealable judgment by a court of competent jurisdiction to result from the gross negligence or willful misconduct of such Indemnitee.

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18. LIMITATION ON LIENS ON COLLATERAL. Grantor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of Agent and Lenders in and to any of Grantor’s rights under the Collateral against the claims and demands of all Persons whomsoever.

19. NOTICE REGARDING COLLATERAL. Grantor will advise Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Liens) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a Material Adverse Effect.

20. REMEDIES; RIGHTS UPON DEFAULT.

(a) If any Event of Default shall have occurred and be continuing, Agent may exercise any other rights or remedies afforded under any agreement, by law, at equity or otherwise, including the rights and remedies of a secured party under the UCC and Agent may also take any of the following actions:

(i) receive all amounts payable in respect of the Collateral to Grantor under Section 8(a)(ii) hereof;

(ii) to vote all or any part of the Units (whether or not transferred into the name of Agent) in accordance with Section 8 hereof, and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS AGENT THE PROXY AND ATTORNEY-IN-FACT OF GRANTOR, COUPLED WITH AN INTEREST, WITH FULL POWER OF SUBSTITUTION FOR ANY AND ALL OF SUCH PURPOSES; WHICH PROXY AND POWER OF ATTORNEY SHALL CONTINUE IN FULL FORCE AND EFFECT AND TERMINATE UPON THE EARLIER TO OCCUR OF (a) UPON THE INDEFEASIBLE PAYMENT IN FULL OF THE SECURED OBLIGATIONS, AND (b) TEN (10) YEARS FROM THE DATE HEREOF.

(iii) at any time or from time to time, to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by Grantor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Agent in its absolute discretion may determine; provided, that at least ten (10) days notice of the time and place of any such sale shall be given to Grantor. Agent shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has therefore been given. Grantor hereby waives any other requirement of notice, demand, or advertisement for sale, to the extent permitted by law. Grantor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before

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or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by Applicable Law, Agent may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Agent shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall Agent be under any obligation to take any action whatsoever with regard thereto;

(iv) to buy the Collateral, in its own name, or in the name of a designee or nominee. Agent shall have the right to execute any document or form, in its name or in the name of Grantor, that may be necessary or desirable in connection with such sale of the Collateral.

(b) The failure or delay of Agent or any Lender to require strict performance by Grantor with any terms of this Pledge Agreement or the Loan Documents, or to exercise any rights or remedies with respect to Collateral or otherwise, shall not operate as a waiver thereof nor as establishment of a course of dealing. All rights and remedies shall continue in full force and effect until Full Payment of all Secured Obligations.

21. SUBROGATION. Grantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Pledge Agreement until all of the Secured Obligations and any amounts payable under this Pledge Agreement have been indefeasibly paid and performed in full and any commitments of Agent and Lenders or facilities provided by Agent or Lenders with respect to the Secured Obligations are terminated. If any amounts are paid to Grantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of Agent and Lenders and shall forthwith be paid to Agent to reduce the amount of the Secured Obligations, whether matured or unmatured.

22. LIMITATION ON AGENT’S AND LENDERS’ DUTY IN RESPECT OF COLLATERAL. Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

23. MISCELLANEOUS.

(a) Reinstatement. This Pledge Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

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(b) Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Pledge Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Guaranty.

(c) Severability. Wherever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Pledge Agreement shall remain in full force and effect.

(d) Termination of this Pledge Agreement.

(i) Except for those provisions which expressly survive the termination thereof, this Pledge Agreement and the Lien granted herein shall terminate upon Full Payment of all Secured Obligations (other than contingent indemnification obligations for which claims have not yet been asserted), at which time Agent shall execute and deliver to Grantor, at Grantor’s expense, all UCC termination statements, releases and similar documents that Grantor shall reasonably request to evidence such termination; provided, that this Pledge Agreement and the Lien granted herein shall be reinstated if at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by any Lender upon the bankruptcy or reorganization of any Loan Party; provided, further, that in connection with the termination of this Pledge Agreement and the Lien granted herein, Agent may require such indemnities as it shall reasonably deem necessary or appropriate to protect the Lenders against (x) loss on account of credits previously applied to the Secured Obligations that may subsequently be reversed or revoked, (y) any Secured Obligations that may thereafter arise under Section 14.2 of the Loan Agreement, and (z) any other obligations that may thereafter arise, or any unknown obligations that may exist, under any Loan Document.

(ii) The Collateral shall be released from the Lien granted in this Pledge Agreement in accordance with the provisions of the Loan Agreement. Upon termination hereof or any release of Collateral in accordance with the provisions of the Loan Agreement, Agent shall, upon the request and at the sole cost and expense of Grantor, assign, transfer and deliver to Grantor, against receipt and without recourse to or warranty by Agent, such of the Collateral to be released (in the case of a release) or all of the Collateral (in the case of termination of this Pledge Agreement) as may be in possession of Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Collateral, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Collateral, as the case may be.

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(e) Successors and Assigns. This Pledge Agreement shall be binding upon and inure to the benefit of Grantor, Agent, Lenders, and their respective successors and assigns, except that (a) Grantor shall not assign its rights or delegate its obligations under this Pledge Agreement; and (b) any assignment by a Lender must be made in compliance with Section 13.3 of the Loan Agreement.

(f) Counterparts. This Pledge Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Pledge Agreement shall become effective when Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of this Pledge Agreement by telecopy shall be effective as delivery of a manually executed counterpart of such agreement.

(g) Governing Law.

(i) GOVERNING LAW. THIS PLEDGE AGREEMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

(h) Consent to Forum; Arbitration.

(i) Forum. GRANTOR HEREBY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER LOS ANGELES COUNTY, CALIFORNIA, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. GRANTOR IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. Nothing herein shall limit the right of Agent or any Lender to bring proceedings against Grantor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Pledge Agreement shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction.

(ii) Arbitration. Notwithstanding any other provision of this Pledge Agreement to the contrary, any controversy or claim among the parties relating in any way to any Secured Obligations or this Pledge Agreement, including any alleged tort, shall at the request of any party hereto be determined by binding arbitration conducted in accordance with the United States Arbitration Act (Title 9 U.S. Code) (the “Act”). Arbitration proceedings will be determined in accordance with the Act, the then-current rules and procedures for the arbitration of financial services disputes of the American Arbitration Association (“AAA”), and the terms of this Section. In the event of any inconsistency, the terms of this Section shall control. If AAA is unwilling or unable to serve as the provider of arbitration or to enforce any provision of this Section, Agent may designate another arbitration organization with similar procedures to serve as the provider of arbitration. The arbitration proceedings shall be conducted in Los Angeles or Pasadena, California. The arbitration hearing shall commence within 90 days of the arbitration

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demand and close within 90 days thereafter. The arbitration award must be issued within 30 days after close of the hearing (subject to extension by the arbitrator for up to 60 days upon a showing of good cause), and shall include a concise written statement of reasons for the award. The arbitrator shall give effect to applicable statutes of limitation in determining any controversy or claim, and for these purposes, service on AAA under applicable AAA rules of a notice of claim is the equivalent of the filing of a lawsuit. Any dispute concerning this Section or whether a controversy or claim is arbitrable shall be determined by the arbitrator. The arbitrator shall have the power to award legal fees to the extent provided by this Pledge Agreement. Judgment upon an arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuant to a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief. No controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim relates to an obligation secured by real estate, but if all parties do not consent to submission of such a controversy or claim to arbitration, it shall be determined as provided in the next sentence. At the request of any party, a controversy or claim that is not submitted to arbitration as provided above shall be determined by judicial reference; and if such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA sponsored proceedings and the presiding referee of the panel (or the referee if there is a single referee) shall be an active attorney or retired judge; and judgment upon the award rendered by such referee or referees shall be entered in the court in which proceeding was commenced. None of the foregoing provisions of this Section shall limit the right of Agent or Lenders to exercise self-help remedies, such as setoff, foreclosure or sale of any Collateral or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after or during any arbitration proceeding. The exercise of a remedy does not waive the right of any party to resort to arbitration or reference. At Agent’s option, foreclosure of any interest in real estate may be accomplished either by exercise of power of sale thereunder or by judicial foreclosure.

(i) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 23(b).

(j) Section Titles. Section titles appear as a matter of convenience only and shall not affect the interpretation of this Pledge Agreement.

(k) No Novation. Grantor hereby agrees that, effective upon the execution and delivery of this Pledge Agreement by Grantor, the terms and provisions of the Prior Pledge Agreement shall be and hereby are amended, restated and superseded in their entirety by the terms and provisions of this Pledge Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations of Grantor outstanding under the Prior Pledge Agreement, which obligations shall remain in full force and effect, except to the extent that the terms thereof are modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Pledge Agreement shall be construed as a release or other discharge of Grantor from any of its obligations or liabilities under the Prior Pledge Agreement or any of the other loan documents executed in connection therewith. Grantor hereby confirms and agrees

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that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof all references in any such Loan Document to “the Pledge Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Prior Pledge Agreement shall mean the Prior Pledge Agreement as amended and restated by this Pledge Agreement.

24. INTERCREDITOR AGREEMENT. Notwithstanding anything herein to the contrary, the Lien granted to Agent pursuant to this Pledge Agreement and the exercise of any right or remedy by Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Pledge Agreement, the terms of the Intercreditor Agreement shall govern and control.

[Signature pages to follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Pledge Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

CAI HOLDING CO., a Delaware corporation, as a Grantor

By:	/s/ Brian E. Taylor
Name:	Brian E. Taylor
Title:	Chief Financial Officer and Treasurer

Amended and Restated Pledge Agreement - Holding

BANK OF AMERICA, N.A., as Agent

By:	/s/ Carlos Gil
Name:	Carlos Gil
Title:	Senior Vice President

Amended and Restated Pledge Agreement - Holding

EXHIBIT E

CLL Pledge Agreement

See attached.

AMENDED AND RESTATED PLEDGE AGREEMENT

This AMENDED AND RESTATED PLEDGE AGREEMENT (as amended from time to time this “Pledge Agreement”), dated as of September 26, 2012, is entered into by and between CONN LENDING, LLC, a Delaware limited liability company (“Grantor”), and BANK OF AMERICA, N.A., in its capacity as Agent for Lenders (as hereinafter defined) (in such capacity, “Agent”), in light of the following facts:

R E C I T A L S:

WHEREAS, pursuant to that certain Second Amended and Restated Loan and Security Agreement dated as of the date hereof (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Loan Agreement”), by and among Conn’s Inc., a Delaware corporation, Conn Appliances, Inc., a Texas corporation (“CAI”), Conn Credit I, LP, a Texas limited partnership (“CCI”), and Conn Credit Corporation, Inc., a Texas corporation (“CCCI”; and together with CAI and CCI, collectively, “Borrowers”), the financial institutions from time to time party thereto as lenders (collectively, “Lenders”). Agent, as administrative agent and collateral agent for the Lenders, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as book runner and lead arranger for the Lenders, the Lenders have agreed to provide certain financial accommodations to Borrowers; and

WHEREAS, Grantor has previously agreed to pledge its limited partnership interest and other equity interests in CCI to secure Borrowers’ Obligations (as defined in the Loan Agreement) under the Loan Agreement pursuant to that certain Pledge Agreement dated November 30, 2010 (the “Prior Pledge Agreement”).

WHEREAS, Grantor has agreed to amend and restate the Prior Pledge Agreement in its entirety in accordance with the terms and conditions of this Pledge Agreement.

NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties agree as follows:

1. DEFINED TERMS. The following terms shall have the following respective meanings:

Agent Indemnitees: Agent and its officers, directors, employees, Affiliates, and agents.

Affiliate: with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have correlative meanings.

Applicable Law: all laws, rules, regulations and governmental guidelines applicable to the Person, conduct, transaction, agreement or matter in question, including all applicable statutory law, common law and equitable principles, and all provisions of constitutions, treaties, statutes, rules, regulations, orders and decrees of Governmental Authorities.

Bank of America Indemnitees: Bank of America, N.A. and its officers, directors, employees, Affiliates, and agents.

Collateral: means all of the following:

(i) All of Grantor’s presently existing and hereafter arising partnership interests and other equity interests in CCI (the “Units”);

(ii) All of Grantor’s presently existing and hereafter arising subscription warrants, unit options, or other rights to purchase CCI’s equity interests and all rights represented thereby (the “Options”); and

(iii) The proceeds of each of the foregoing, including any and all dividends, cash, stock, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any of the Units or Options (the “Proceeds”).

Governmental Authority: any federal, state, municipal, foreign or other governmental department, agency, commission, board, bureau, court, tribunal, instrumentality, political subdivision, or other entity or officer exercising executive, legislative, judicial, regulatory or administrative functions for or pertaining to any government or court, in each case whether associated with the United States, a state, district or territory thereof, or a foreign entity or government.

Indemnitees: Agent Indemnitees, Lender Indemnitees, Issuing Bank Indemnitees and Bank of America Indemnitees.

Issuing Bank Indemnitees: Issuing Bank (as defined in the Loan Agreement) and its officers, directors, employees, Affiliates, and agents.

Lender Indemnitees: Lenders and their officers, directors, employees, Affiliates, and agents.

Lien: any Person’s interest in Property securing an obligation owed to, or a claim by, such Person, whether such interest is based on common law, statute or contract, including liens, security interests, pledges, hypothecations, statutory trusts, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Property.

Property: any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

Secured Obligations: all indebtedness, liabilities and other obligations of Borrowers arising under the Loan Agreement, including the Obligations, and all obligation’s of Grantor arising now or hereafter existing under this Pledge Agreement or any other Loan Document, including, if applicable, the Guaranteed Obligations (as defined in the Guaranty).

UCC: the Uniform Commercial Code as in effect in the State of California or, when the laws of any other jurisdiction govern the perfection or enforcement of any Lien, the Uniform Commercial Code of such jurisdiction.

All other capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement.

2. GRANT OF LIEN. As security for all Secured Obligations, Grantor hereby grants to Agent, for the benefit of Agent and the Lenders, a continuing security interest in, Lien on, and assignment of Grantor’s right, title, and interest in and to the Collateral.

3. PERFECTION AND PROTECTION OF SECURITY INTEREST.

(a) Grantor shall, at its expense, perform all steps requested by Agent at any time to perfect, maintain, protect, and enforce Agent’s Liens, including: (i) executing, delivering and/or filing and recording of the any agreements and filing financing or continuation statements, and amendments thereof, in form and substance satisfactory to Agent; and (ii) delivering to Agent the originals of all certificates with respect to the Collateral in Grantor’s possession of which Agent determines it should have physical possession in order to perfect or protect Agent’s Lien therein, duly pledged, endorsed, or assigned to Agent without restriction.

(b) Grantor shall hold all Collateral consisting of certificated securities (accompanied by stock papers executed in blank) as a custodian for the benefit of Agent.

(c) Grantor shall obtain authenticated control agreements from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for Grantor.

(d) Promptly upon request, Grantor shall deliver such instruments, assignments, title certificates, or other documents or agreements, and shall take such actions, as Agent deems appropriate under Applicable Law to evidence or perfect its Lien on any Collateral, or otherwise to give effect to the intent of this Pledge Agreement. Grantor authorizes Agent to file any financing statement to effect or perfect its Lien on any Collateral.

(e) Until all Secured Obligations have been fully satisfied, Agent’s Liens shall continue in full force and effect in all Collateral.

(f) Except as set forth in the Loan Agreement, Grantor shall not merge, combine or consolidate with any Person, or liquidate, wind up its affairs or dissolve itself, in each case whether in a single transaction or in a series of related transactions, except for mergers or consolidations into a Borrower; change its name or conduct business under any fictitious name; change its tax, charter or other organizational identification number; or change its form or state of organization.

4. LOCATION OF CHIEF EXECUTIVE OFFICE.

(a) Grantor represents and warrants to Agent and the Lenders that Schedule 4 is a correct and complete list of the location of Grantor’s chief executive office, the location of its books and records, and the locations of all of its other places of business; and

(b) Grantor covenants and agrees that it will not change the location of its chief executive office from the location identified in Schedule 4, unless it gives Agent at least 30 days’ prior written notice thereof.

5. CORPORATE NAMES; JURISDICTION OF ORGANIZATION. Grantor represents and warrants to Agent and the Lenders and agrees with Agent and the Lenders that: (a) Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) Grantor is duly qualified, authorized to do business and in good standing as a foreign corporation in each jurisdiction where failure to be so qualified could reasonably be expected to have a Material Adverse Effect; and (c) except as listed on Schedule 5, during the 5 years preceding the Closing Date, Grantor has not been known as or used any corporate, fictitious or trade names, has been the surviving corporation of a merger or combination, or has acquired any substantial part of the assets of any Person. Grantor agrees that it shall not amend, modify or otherwise change its operating agreement or any other of its governing documents in a manner adverse to the interests of Agent and Lenders.

6. TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL. Grantor represents and warrants to Agent and the Lenders and agrees with Agent and the Lenders that: (a) Grantor has good and marketable title to (or valid leasehold interests in) all of its Property, including all Property reflected in any financial statements delivered to Agent or Lenders, in each case free of Liens except Permitted Liens and minor defects in title to its real estate that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purpose. Grantor has paid and discharged all lawful claims that, if unpaid, could become a Lien on its Properties, other than Permitted Liens. All Liens of Agent in the Collateral are perfected, first priority Liens, subject only to Permitted Liens. Grantor shall not sell, transfer or otherwise dispose of any of its real or personal Property except as necessary in the ordinary course of Grantor’s business.

7. ACCESS AND EXAMINATION. Subject to the limitations set forth in the Loan Agreement, Agent may at all reasonable times during regular business hours have access to, examine, make extracts from or copies of and inspect any or all of Grantor’s records, files, and books of account and the Collateral.

8. VOTING RIGHTS. DIVIDENDS. ETC.

(a) During the term of this Pledge Agreement, and as long as no Event of Default is continuing:

(i) Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Units or any part thereof; provided, however, no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with the terms of this Pledge Agreement, the Loan Agreement or any other instrument or agreement referred to therein or herein, or which could have the effect of impairing the value of the Collateral or part thereof or the position or interest of Agent therein.

(ii) Grantor shall be entitled to receive and retain any and all dividends and distributions paid in respect of the Units; provided, however, that any and all:

(1) dividends and distributions paid or payable other than in cash in respect of, and any and all additional Units or instruments or other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Units;

(2) dividends and distributions paid or payable in cash in respect of any Units in connection with a partial or total liquidation or dissolution, merger, consolidation of CCI, or any exchange of stock, conveyance of assets, or similar corporate reorganization; and

(3) cash paid with respect to, payable, or otherwise distributed on redemption of, or in exchange for, any Units, shall be forthwith delivered to Agent to hold as Collateral and shall, if received by Grantor, be received in trust for the benefit of Agent, be segregated from the other property or funds of Grantor, and be forthwith delivered to Agent as Collateral in the same form as so received (with any necessary endorsement), and, if deemed appropriate by Agent, Grantor shall take such actions, including the actions described in Section 3(a), as Agent may require.

(b) Upon the occurrence of an Event of Default, or if any amounts shall be due and payable (whether by acceleration, maturity, or otherwise) under any of the Secured Obligations, all rights of Grantor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 8(a)(i) and to receive the dividends and distributions that it would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) shall, at Agent’s option, cease, and all such rights shall, at Agent’s option, thereupon become vested in Agent, and Agent shall, at its option, thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments. Any payments received by Grantor contrary to the provisions of this Section 8 shall be held in trust by Grantor for the benefit of Agent, shall be segregated from other funds of Grantor, and shall be promptly paid over to Agent, with any necessary endorsement.

9. SHARE ADJUSTMENTS. In the event that during the term of this Pledge Agreement any reclassification, readjustment, or other change is declared or made in the capital structure of CCI, or any Option is exercised, all new substituted and additional shares, options, or other securities, issued or issuable to Grantor by reason of any such change or exercise shall be delivered to and held by Agent under the terms of this Pledge Agreement in the same manner as the Collateral originally pledged hereunder.

10. OPTIONS. In the event that during the term of this Pledge Agreement Options shall be issued or exercised in connection with the Collateral, such Options acquired by Grantor shall be immediately assigned by Grantor to Agent and all new shares or other securities so acquired by Grantor shall also be immediately assigned to Agent to be held under the terms of this Pledge Agreement in the same manner as the Collateral originally pledged hereunder.

11. CONSENT. Grantor hereby consents that, from time to time, before or after the occurrence or existence of any Event of Default with or without notice to or assent from Grantor, any other security at any time held by or available to Agent for any of the Secured Obligations or any other security at any time held by or available to Agent of any other person, firm, or corporation secondarily or otherwise liable for any of the Secured Obligations, may be exchanged, surrendered, or released and any of the Secured Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived, or released, in whole or in part, as Agent may see fit. Grantor shall remain bound under this Pledge Agreement notwithstanding any such exchange, surrender, release, alteration, renewal, extension, continuance, compromise, waiver, or inaction, or extension of further credit.

12. OBLIGATIONS INDEPENDENT. The obligations of Grantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Secured Obligations and the obligations of any other guarantor, and a separate action may be brought against Grantor to enforce this Pledge Agreement whether or not any Borrower or any other person or entity is joined as a party.

13. RIGHT TO CURE. Agent may, in its discretion, pay any amount or do any act required of Grantor hereunder in order to preserve, protect, maintain or enforce the Secured Obligations, the Collateral or Agent’s Liens therein, and which Grantor fails to pay or do. Any payment made or other action taken by Agent under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

14. POWER OF ATTORNEY. Grantor hereby irrevocably constitutes and appoints Agent (and all Persons designated by Agent) as Grantor’s true and lawful attorney (and agent-in-fact) for the purposes provided in this Section. Agent, or Agent’s designee, may, without notice and in either its or Grantor’s name, but at the cost and expense of Grantor, during the existence of an Event of Default: (i) arrange for the register, at any time after the occurrence and during the continuance of an Event of Default, of the Collateral on the books of CCI to the name of Agent or to the name of Agent’s nominee and (ii) receive, endorse and collect all instruments made payable to Grantor of any dividend, distribution or other payment on account of the Collateral, or any part thereof, and give full discharge for the same and execute and file governmental notifications and reporting forms. Grantor further authorizes Agent to perform any and all acts which Agent deems necessary for the protection and preservation of the Collateral or of the value of Agent’s security interest therein, including but not limited to receiving income thereon as additional security hereunder, all at Grantor’s expense, and Grantor agrees to repay Agent promptly upon demand any amounts expended hereunder by Agent, together with interest thereon. Grantor further grants to Agent a power of attorney coupled with an interest to execute all agreements, forms, applications, documents and instruments and to take all actions and do all things as could be executed, taken, or done by Grantor in connection with the protection and preservation of the Collateral or this Pledge Agreement. This power of attorney is irrevocable and authorizes Agent to act for Grantor in connection with the matters described herein without notice to or demand upon Grantor.

15. AGENT’S AND LENDERS’ RIGHTS, DUTIES AND LIABILITIES.

(a) Grantor assumes all responsibility and liability arising from or relating to the use, sale, license or other disposition of the Collateral. The Secured Obligations shall not be affected by any failure of Agent or any Lender to take any steps to perfect Agent’s Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release Grantor from any of the Secured Obligations.

(b) It is expressly agreed by Grantor that, anything herein to the contrary notwithstanding, Grantor shall remain liable under each of its contracts related to the Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Except as required by Applicable Law, neither Agent nor any Lender shall have any obligation or liability under any contract or license by reason of or arising out of this Pledge Agreement or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any contract or license pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

16. CERTAIN WAIVERS. Grantor hereby waives (a) any defense arising by reason of any disability or other defense of any Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of Agent or any Lender) of the liability of such Borrower; (b) any defense based on any claim that Grantor’s obligations exceed or are more burdensome than those of the Borrowers; (c) the benefit of any statute of limitations affecting the Grantor’s liability hereunder; (d) any right to require Agent to proceed against any Borrower, proceed against or exhaust any security for the Secured Obligations, or pursue any other remedy in Agent’s or any Lender’s power whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by Agent or any Lender; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties. Grantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of non-payment or non-performance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations, and all notices of acceptance of this Pledge Agreement or of the existence, creation or incurrence of new or additional Secured Obligations. Grantor hereby waives any rights and defenses that are or may become available to Grantor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code.

17. INDEMNIFICATION. GRANTOR SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEES AGAINST ANY CLAIMS THAT MAY BE INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE, INCLUDING CLAIMS ARISING FROM THE NEGLIGENCE OF AN INDEMNITEE. In no event shall any party hereto have any obligation hereunder to indemnify or hold harmless an Indemnitee with respect to a claim that is determined in a final, non-appealable judgment by a court of competent jurisdiction to result from the gross negligence or willful misconduct of such Indemnitee.

18. LIMITATION ON LIENS ON COLLATERAL. Grantor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of Agent and Lenders in and to any of Grantor’s rights under the Collateral against the claims and demands of all Persons whomsoever.

19. NOTICE REGARDING COLLATERAL. Grantor will advise Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Liens) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a Material Adverse Effect.

20. REMEDIES: RIGHTS UPON DEFAULT.

(a) If any Event of Default shall have occurred and be continuing, Agent may exercise any other rights or remedies afforded under any agreement, by law, at equity or otherwise, including the rights and remedies of a secured party under the UCC and Agent may also take any of the following actions:

(i) receive all amounts payable in respect of the Collateral to Grantor under Section 8(a)(ii) hereof;

(ii) to vote all or any part of the Units (whether or not transferred into the name of Agent) in accordance with Section 8 hereof, and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS AGENT THE PROXY AND ATTORNEY-IN-FACT OF GRANTOR, COUPLED WITH AN INTEREST, WITH FULL POWER OF SUBSTITUTION FOR ANY AND ALL OF SUCH PURPOSES; WHICH PROXY AND POWER OF ATTORNEY SHALL CONTINUE IN FULL FORCE AND EFFECT AND TERMINATE UPON THE EARLIER TO OCCUR OF (a) UPON THE INDEFEASIBLE PAYMENT IN FULL OF THE SECURED OBLIGATIONS, AND (b) TEN (10) YEARS FROM THE DATE HEREOF.

(iii) at any time or from time to time, to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by Grantor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Agent in its absolute discretion may determine; provided, that at least ten (10) days notice of the time and place of any such sale shall be given to Grantor. Agent shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has therefore been given. Grantor hereby waives any other requirement of notice, demand, or advertisement for sale, to the extent permitted by law. Grantor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by Applicable Law, Agent may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Agent shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall Agent be under any obligation to take any action whatsoever with regard thereto;

(iv) to buy the Collateral, in its own name, or in the name of a designee or nominee. Agent shall have the right to execute any document or form, in its name or in the name of Grantor, that may be necessary or desirable in connection with such sale of the Collateral.

(b) The failure or delay of Agent or any Lender to require strict performance by Grantor with any terms of this Pledge Agreement or the Loan Documents, or to exercise any rights or remedies with respect to Collateral or otherwise, shall not operate as a waiver thereof nor as establishment of a course of dealing. All rights and remedies shall continue in full force and effect until Full Payment of all Secured Obligations.

21. SUBROGATION. Grantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Pledge Agreement until all of the Secured Obligations and any amounts payable under this Pledge Agreement have been indefeasibly paid and performed in full and any commitments of Agent and Lenders or facilities provided by Agent or Lenders with respect to the Secured Obligations are terminated. If any amounts are paid to Grantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of Agent and Lenders and shall forthwith be paid to Agent to reduce the amount of the Secured Obligations, whether matured or unmatured.

22. LIMITATION ON AGENT’S AND LENDERS’ DUTY IN RESPECT OF COLLATERAL. Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

23. MISCELLANEOUS.

(a) Reinstatement. This Pledge Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(b) Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Pledge Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Guaranty.

(c) Severability. Wherever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Pledge Agreement shall remain in full force and effect.

(d) Termination of this Pledge Agreement.

(i) Except for those provisions which expressly survive the termination thereof, this Pledge Agreement and the Lien granted herein shall terminate upon Full Payment of all Secured Obligations (other than contingent indemnification obligations for which claims have not yet been asserted), at which time Agent shall execute and deliver to Grantor, at Grantor’s expense, all UCC termination statements, releases and similar documents that Grantor shall reasonably request to evidence such termination; provided, that this Pledge Agreement and the Lien granted herein shall be reinstated if at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by any Lender upon the bankruptcy or reorganization of any Loan Party; provided, further, that in connection with the termination of this Pledge Agreement and the Lien granted herein, Agent may require such indemnities as it shall reasonably deem necessary or appropriate to protect the Lenders against (x) loss on account of credits previously applied to the Secured Obligations that may subsequently be reversed or revoked, (y) any Secured Obligations that may thereafter arise under Section 14.2 of the Loan Agreement, and (z) any other obligations that may thereafter arise, or any unknown obligations that may exist, under any Loan Document.

(ii) The Collateral shall be released from the Lien granted in this Pledge Agreement in accordance with the provisions of the Loan Agreement. Upon termination hereof or any release of Collateral in accordance with the provisions of the Loan Agreement, Agent shall, upon the request and at the sole cost and expense of Grantor, assign, transfer and deliver to Grantor, against receipt and without recourse to or warranty by Agent, such of the Collateral to be released (in the case of a release) or all of the Collateral (in the case of termination of this Pledge Agreement) as may be in possession of Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Collateral, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Collateral, as the case may be.

(e) Successors and Assigns. This Pledge Agreement shall be binding upon and inure to the benefit of Grantor, Agent, Lenders, and their respective successors and assigns, except that (a) Grantor shall not assign its rights or delegate its obligations under this Pledge Agreement; and (b) any assignment by a Lender must be made in compliance with Section 13.3 of the Loan Agreement.

(f) Counterparts. This Pledge Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Pledge Agreement shall become effective when Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of this Pledge Agreement by telecopy shall be effective as delivery of a manually executed counterpart of such agreement.

(g) Governing Law.

(i) GOVERNING LAW. THIS PLEDGE AGREEMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

(h) Consent to Forum: Arbitration.

(i) Forum. GRANTOR HEREBY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER LOS ANGELES COUNTY, CALIFORNIA, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. GRANTOR IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. Nothing herein shall limit the right of Agent or any Lender to bring proceedings against Grantor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Pledge Agreement shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction.

(ii) Arbitration. Notwithstanding any other provision of this Pledge Agreement to the contrary, any controversy or claim among the parties relating in any way to any Secured Obligations or this Pledge Agreement, including any alleged tort, shall at the request of any party hereto be determined by binding arbitration conducted in accordance with the United States Arbitration Act (Title 9 U.S. Code) (the “Act”). Arbitration proceedings will be determined in accordance with the Act, the then-current rules and procedures for the arbitration of financial services disputes of the American Arbitration Association (“AAA”), and the terms of this Section. In the event of any inconsistency, the terms of this Section shall control. If AAA is unwilling or unable to serve as the provider of arbitration or to enforce any provision of this Section, Agent may designate another arbitration organization with similar procedures to serve as the provider of arbitration. The arbitration proceedings shall be conducted in Los Angeles or Pasadena, California. The arbitration hearing shall commence within 90 days of the arbitration demand and close within 90 days thereafter. The arbitration award must be issued within 30 days after close of the hearing (subject to extension by the arbitrator for up to 60 days upon a showing of good cause), and shall include a concise written statement of reasons for the award. The arbitrator shall give effect to applicable statutes of limitation in determining any controversy or claim, and for these purposes, service on AAA under applicable AAA rules of a notice of claim is the equivalent of the filing of a lawsuit. Any dispute concerning this Section or whether a controversy or claim is arbitrable shall be determined by the arbitrator. The arbitrator shall have the power to award legal fees to the extent provided by this Pledge Agreement. Judgment upon an arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuant to a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief. No controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim relates to an obligation secured by real estate, but if all parties do not consent to submission of such a controversy or claim to arbitration, it shall be determined as provided in the next sentence. At the request of any party, a controversy or claim that is not submitted to arbitration as provided above shall be determined by judicial reference; and if such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA sponsored proceedings and the presiding referee of the panel (or the referee if there is a single referee) shall be an active attorney or retired judge; and judgment upon the award rendered by such referee or referees shall be entered in the court in which proceeding was commenced. None of the foregoing provisions of this Section shall limit the right of Agent or Lenders to exercise self-help remedies, such as setoff, foreclosure or sale of any Collateral or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after or during any arbitration proceeding. The exercise of a remedy does not waive the right of any party to resort to arbitration or reference. At Agent’s option, foreclosure of any interest in real estate may be accomplished either by exercise of power of sale thereunder or by judicial foreclosure.

(i) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 23(b).

(j) Section Titles. Section titles appear as a matter of convenience only and shall not affect the interpretation of this Pledge Agreement.

(k) No Novation. Grantor hereby agrees that, effective upon the execution and delivery of this Pledge Agreement by Grantor, the terms and provisions of the Prior Pledge Agreement shall be and hereby are amended, restated and superseded in their entirety by the terms and provisions of this Pledge Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations of Grantor outstanding under the Prior Pledge Agreement, which obligations shall remain in full force and effect, except to the extent that the terms thereof are modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Pledge Agreement shall be construed as a release or other discharge of Grantor from any of its obligations or liabilities under the Prior Pledge Agreement or any of the other loan documents executed in connection therewith. Grantor hereby confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof all references in any such Loan Document to “the Pledge Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Prior Pledge Agreement shall mean the Prior Pledge Agreement as amended and restated by this Pledge Agreement.

24. INTERCREDITOR AGREEMENT. Notwithstanding anything herein to the contrary, the Lien granted to Agent pursuant to this Pledge Agreement and the exercise of any right or remedy by Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Pledge Agreement, the terms of the Intercreditor Agreement shall govern and control.

[Signature pages to follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Pledge Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

CONN LENDING, LLC, a Delaware limited liability company, as a Grantor

By:	/s/ Mary Stawikey
Name:	Mary Stawikey
Title:	President and Secretary

Amended and Restated Pledge Agreement - CLL

BANK OF AMERICA, N.A., as Agent

By:	/s/ Carlos Gil
Name:	Carlos Gil
Title:	Senior Vice President

Amended and Restated Pledge Agreement - CLL

EXHIBIT F

Memorandum of Security Interest in Intellectual Property

See attached.

SECOND AMENDED AND RESTATED

MEMORANDUM AND NOTICE OF SECURITY INTEREST

IN INTELLECTUAL PROPERTY

September 26, 2012

CONN’S, INC., a Delaware corporation (“Grantor”), whose address is 4055 Technology Forest Blvd., Suite 210, The Woodlands, Texas, 77381, hereby acknowledges that it has granted to BANK OF AMERICA, N.A., as Agent whose address is 55 South Lake Avenue, Suite 900, Pasadena, California 91101 (the “Secured Party”), a security interest in and to all of Grantor’s right, title and interest in and to: (a) the trademarks and trademark registrations and applications therefor which are identified on Exhibit A attached hereto and herein incorporated by this reference owned by Grantor (the “Trademarks”), together with the goodwill and assets of the business; (b) the patents and patent applications which are identified on Exhibit B attached hereto and herein incorporated by this reference owned by Grantor (the “Patents”); and (c) the copyright registrations which are identified on Exhibit C attached hereto and herein incorporated by this reference owned by Grantor (the “Copyrights”), to which such Trademarks, Patents and Copyrights are appurtenant and all actions for infringement concerning the foregoing.

The terms and conditions of the aforementioned security interest are contained in that certain Second Amended and Restated Security Agreement dated as of September 26, 2012 (as amended from time to time, the “Security Agreement”), between Grantor and Secured Party as security for the obligations as set forth in the Security Agreement and other agreements referred to therein. Nothing contained in this Second Amended and Restated Memorandum and Notice of Security Interest in Intellectual Property shall be construed as a present or absolute assignment of any of the collateral nor as limiting any interest which Secured Party may have in any other collateral described in the Security Agreement or otherwise.

[Signature page to follow.]

IN WITNESS WHEREOF, the undersigned has duly executed this document as of the date first written above.

CONN’S, INC., a Delaware corporation

By:	/s/ Brian E. Taylor
Name:	Brian E. Taylor
Title:	Chief Financial Officer and Vice President

Second Amended and Restated Memorandum and Notice of Security Interest

In Intellectual Property